Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York Financial Statements December 31, 2025 and 2024

Lincoln Life & Annuity Company of New York

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2025, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
March 31, 2026

Lincoln Life & Annuity Company of New York
BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2025	2024
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2025 – $7,101; 2024 – $7,204; allowance for credit losses: 2025 – $1; 2024 – $2)	$6,408	$6,339
Equity securities	9	9
Mortgage loans on real estate, net of allowance for credit losses	873	897
Policy loans	177	181
Derivative investments	15	21
Other investments	156	3
Total investments	7,638	7,450
Cash and invested cash	52	133
Deferred acquisition costs, value of business acquired and deferred sales inducements	456	495
Reinsurance recoverables, net of allowance for credit losses	487	524
Deposit assets, net of allowance for credit losses	1,695	1,670
Market risk benefit assets	256	267
Accrued investment income	84	85
Goodwill	26	26
Other assets	196	261
Separate account assets	8,169	7,882
Total assets	$19,059	$18,793

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$4,612	$4,740
Future contract benefits	2,207	2,147
Funds withheld reinsurance liabilities	1,696	1,670
Market risk benefit liabilities	31	32
Deferred front-end loads	176	176
Other liabilities	461	542
Separate account liabilities	8,169	7,882
Total liabilities	17,352	17,189

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,285	1,283
Accumulated other comprehensive income (loss)	(519)	(620)
Total stockholder’s equity	1,707	1,604
Total liabilities and stockholder’s equity	$19,059	$18,793

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Revenues
Insurance premiums	$352	$330	$351
Fee income	249	259	254
Net investment income	372	369	373
Realized gain (loss)	9	9	2
Other revenues	2	1	1
Total revenues	984	968	981
Expenses
Benefits	494	462	525
Policyholder liability remeasurement (gain) loss	8	37	(25)
Interest credited	173	176	186
Market risk benefit (gain) loss	(26)	(70)	(67)
Commissions and other expenses	215	199	207
Total expenses	864	804	826
Income (loss) before taxes	120	164	155
Federal income tax expense (benefit)	20	24	27
Net income (loss)	100	140	128
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	127	(177)	179
Market risk benefit non-performance risk gain (loss)	(18)	(45)	(36)
Policyholder liability discount rate remeasurement gain (loss)	(8)	9	(7)
Total other comprehensive income (loss), net of tax	101	(213)	136
Comprehensive income (loss)	$201	$(73)	$264

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,283	1,245	1,185
Net income (loss)	100	140	128
Dividends paid to The Lincoln National Life Insurance Company	(98)	(102)	(68)
Balance as of end-of-year	1,285	1,283	1,245

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(620)	(407)	(543)
Other comprehensive income (loss), net of tax	101	(213)	136
Balance as of end-of-year	(519)	(620)	(407)
Total stockholder’s equity as of end-of-year	$1,707	$1,604	$1,779

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Cash Flows from Operating Activities
Net income (loss)	$100	$140	$128
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(9)	(9)	(2)
Market risk benefit (gain) loss	(26)	(70)	(67)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	39	35	40
Accrued investment income	1	7	(1)
Insurance liabilities and reinsurance-related balances	(37)	(123)	(16)
Accrued expenses	1	6	8
Federal income tax accruals	(2)	13	(20)
Other	(17)	28	1
Net cash provided by (used in) operating activities	50	27	71

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(276)	(305)	(420)
Sales of available-for-sale securities and equity securities	156	66	192
Maturities of available-for-sale securities	230	364	273
Issuance of mortgage loans on real estate	(64)	(50)	(52)
Repayment and maturities of mortgage loans on real estate	75	72	45
Purchases of other investments	(148)	–	–
Sales and repayments of other investments	7	–	–
Repayment (issuance) of policy loans, net	4	7	7
Net change in collateral on investments, certain derivatives and related settlements	(3)	8	(6)
Other	3	(1)	–
Net cash provided by (used in) investing activities	(16)	161	39

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(4)	(2)	5
Policyholder account balances:
Deposits	427	421	434
Withdrawals	(460)	(447)	(419)
Transfers from (to) separate accounts, net	20	–	(33)
Dividends paid to The Lincoln National Life Insurance Company	(98)	(102)	(68)
Net cash provided by (used in) financing activities	(115)	(130)	(81)

Net increase (decrease) in cash and invested cash	(81)	58	29
Cash and invested cash as of beginning-of-year	133	75	46
Cash and invested cash as of end-of-year	$52	$133	$75

See accompanying Notes to Financial Statements

Lincoln Life & Annuity Company of New York
NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York. Through our business segments (annuities, life insurance, group protection and retirement plan services), we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts presented in the financial statements for prior year periods in this report have been reclassified to conform to the presentation adopted in the current year.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the following level of aggregation:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The fixed annuities level of aggregation represents deferred fixed annuities.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, market risk benefits (“MRBs”), future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of preferred stock of publicly-traded companies and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial mortgage loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

We review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We primarily focus on properties that experienced a reduction in debt-service coverage or occupancy, as well as properties that have significant tenant rollover risk. We also focus on other qualitative trends, including historical loan performance, investment in the property and borrower behavior. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential mortgage loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

We have certain variable annuity products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments, which include investments with remaining maturities of one year or less at the date of acquisition. We have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Alternative investments consist primarily of investments in limited partnerships (“LPs”). We account for our investments in LPs using the equity method to determine the carrying value. Investment income on alternative investments is reported within net investment income on the Statements of Comprehensive Income (Loss). Recognition of investment income on alternative investments is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on the Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on the Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on the Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We test goodwill for impairment by performing a qualitative assessment. The qualitative assessment considers current events including the economic and regulatory environment, financial performance and industry conditions to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is determined based on our qualitative analysis that it is more likely than not that the fair value is less than the carrying value, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, premiums and fees receivable, current and deferred taxes, specifically identifiable intangible assets, ceded MRB liabilities and other receivables. Other liabilities consist primarily of ceded MRB assets, other policyholder liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, certain reinsurance payables, payables for collateral on investments, employee benefit liabilities, current and deferred taxes, short-term debt and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our indexed universal life insurance (“IUL”) and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term disability and life waiver group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security, morbidity, incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. Dividends to participating policies were $14 million, $13 million and $13 million for the years ended December 31, 2025, 2024 and 2023, respectively, and reported within benefits on the Statements of Comprehensive Income (Loss).

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Balance Sheets.

We issue variable annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 12.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance-related embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of Accounting Standards

The following table provides a description of current period adoptions of Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We adopted this ASU effective January 1, 2025. The adoption did not have a material impact on the financial statements, including disclosures within the Federal Income Taxes Note.

Future Adoption of Accounting Standards

The following table provides a description of future adoptions of ASUs that may have an impact on the financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the financial statements.
ASU 2025-06, Intangibles - Goodwill and Other – Internal-Use Software (Topic 350-40): Targeted Improvements to the Accounting for Internal-Use Software	This ASU removes all references to prescriptive and sequential software development stages (referred to as “project stages”) and requires capitalization of software costs when both of the following occur: (i) management has authorized and committed to funding the software project; and (ii) it is probable that the project will be completed and the software will be used to perform the function intended (referred to as the “probable-to-complete recognition threshold”).	January 1, 2028	We are evaluating the impact of this ASU to the financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2025
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,058	$83	$705	$–	$5,436
U.S. government bonds	9	–	–	–	9
State and municipal bonds	386	5	49	–	342
Foreign government bonds	19	1	4	–	16
RMBS	257	3	26	1	233
CMBS	130	1	8	–	123
ABS	207	8	3	–	212
Hybrid and redeemable preferred securities	35	2	–	–	37
Total fixed maturity AFS securities	$7,101	$103	$795	$1	$6,408

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$6,177	$51	$812	$–	$5,416
U.S. government bonds	9	–	–	–	9
State and municipal bonds	411	3	56	–	358
Foreign government bonds	18	–	3	–	15
RMBS	261	2	36	–	227
CMBS	119	–	13	–	106
ABS	174	6	6	2	172
Hybrid and redeemable preferred securities	35	2	1	–	36
Total fixed maturity AFS securities	$7,204	$64	$927	$2	$6,339

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2025, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$181	$181
Due after one year through five years	950	962
Due after five years through ten years	847	851
Due after ten years	4,529	3,846
Subtotal	6,507	5,840
Structured securities (RMBS, CMBS, ABS)	594	568
Total fixed maturity AFS securities	$7,101	$6,408

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2025
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$157	$10	$3,487	$695	$3,644	$705
State and municipal bonds	15	4	185	45	200	49
Foreign government bonds	–	–	3	4	3	4
RMBS	23	3	175	23	198	26
CMBS	4	–	80	8	84	8
ABS	27	–	66	3	93	3
Total fixed maturity AFS securities	$226	$17	$3,996	$778	$4,222	$795

Total number of fixed maturity AFS securities in an unrealized loss position						1,035

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$713	$32	$3,516	$780	$4,229	$812
State and municipal bonds	68	2	189	54	257	56
Foreign government bonds	5	–	3	3	8	3
RMBS	15	–	186	36	201	36
CMBS	10	–	76	13	86	13
ABS	45	1	78	5	123	6
Hybrid and redeemable
preferred securities	2	–	8	1	10	1
Total fixed maturity AFS securities	$858	$35	$4,056	$892	$4,914	$927

Total number of fixed maturity AFS securities in an unrealized loss position						1,245

(1)As of December 31, 2025 and 2024, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2025
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$186	$50	48
Six months or greater, but less than nine months	15	7	8
Nine months or greater, but less than twelve months	18	5	7
Twelve months or greater	855	375	247
Total	$1,074	$437	310

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$732	$213	163
Six months or greater, but less than nine months	–	–	–
Nine months or greater, but less than twelve months	6	3	3
Twelve months or greater	637	327	212
Total	$1,375	$543	378

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $132 million for the year ended December 31, 2025. As discussed further below, we do not believe the unrealized loss position as of December 31, 2025 required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2025, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2025, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2025, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2025, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	As of or For the Year Ended December 31, 2025
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$2	$2
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	1	(2)	(1)
Reductions for securities disposed	–	–	–	–
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$1	$–	$1

As of or For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$2	$2
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	–	–	–	–
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	–	–
Reductions for securities charged off	–	–	–	–
Balance as of end-of-year (2)	$–	$–	$2	$2

	As of or For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$–	$–	$3	$3
Additions from purchases of PCD debt securities (1)	–	–	–	–
Additions for securities for which credit losses were not
previously recognized	2	–	–	2
Additions (reductions) for securities for which credit losses
were previously recognized	–	–	(1)	(1)
Reductions for securities charged off	(2)	–	–	(2)
Balance as of end-of-year (2)	$–	$–	$2	$2

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2)As of December 31, 2025, 2024 and 2023, accrued investment income on fixed maturity AFS securities totaled $75 million, $76 million and $78 million, respectively, and was excluded from the estimate of credit losses.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2025			As of December 31, 2024
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$854	$24	$878	$900	$–	$900
30 to 59 days past due	–	–	–	–	–	–
60 to 89 days past due	–	–	–	–	–	–
90 or more days past due	–	–	–	–	–	–
Allowance for credit losses	(5)	–	(5)	(3)	–	(3)
Unamortized premium (discount)	–	–	–	–	–	–
Mark-to-market gains (losses)	–	–	–	–	–	–
Total carrying value	$849	$24	$873	$897	$–	$897

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of commercial mortgage loans on real estate as of December 31, 2025 and 2024, and New York, which accounted for 26% and 27% of commercial mortgage loans on real estate as of December 31, 2025 and 2024, respectively.

As of December 31, 2025, our residential mortgage loan portfolio had the largest concentrations in Florida and New York, which accounted for 18% and 15%, respectively, of residential mortgage loans on real estate.

As of December 31, 2024, there were no mortgage loans on real estate on non-accrual status.

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2025	$27	1.66	$–	–	$2	1.18	$29
2024	41	2.07	5	1.29	–	–	46
2023	51	1.86	–	–	–	–	51
2022	51	2.11	4	1.81	1	2.28	56
2021	93	3.90	–	–	1	2.28	94
2020 and prior	578	2.74	–	–	–	–	578
Total	$841		$9		$4		$854

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$44	2.02	$5	1.29	$–	–	$49
2023	52	1.73	–	–	–	–	52
2022	53	1.93	4	1.71	–	–	57
2021	102	3.67	–	–	–	–	102
2020	72	3.51	–	–	–	–	72
2019 and prior	568	2.77	–	–	–	–	568
Total	$891		$9		$–		$900

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	Performing	Nonperforming	Total
Origination Year
2025	$19	$–	$19
2024	5	–	5
2023	–	–	–
2022	–	–	–
2021	–	–	–
2020 and prior	–	–	–
Total	$24	$–	$24

As of December 31, 2024, there were no residential mortgage loans on real estate.

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Balance as of beginning-of-year	$3	$4	$4
Additions (reductions) from provision for credit loss expense (1)	2	(1)	–
Additions from purchases of PCD mortgage loans on real estate	–	–	–
Balance as of end-of-year (2)	$5	$3	$4

(1)We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2025, 2024 and 2023.
(2)Accrued investment income on mortgage loans on real estate totaled $3 million as of December 31, 2025 and $2 million as of December 31, 2024 and 2023 and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2025, alternative investments included investments in 4 different partnerships and represented approximately 2% of total investments.

We invest in certain LPs and our exposure to loss is limited to the capital we invest. We do not hold any substantive kick-out or participation rights in the LPs, and we do not receive any performance fees or decision maker fees from the LPs. Based on our analysis, we are not the primary beneficiary as we do not have the power to direct the most significant activities of the LPs. The carrying amounts of our investments in the LPs are recognized in other investments on the Balance Sheets and were $143 million and none as of December 31, 2025 and 2024, respectively.

Net Investment Income

The major categories of net investment income (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023

Fixed maturity AFS securities	$318	$322	$324
Mortgage loans on real estate	37	36	35
Policy loans	10	5	12
Cash and invested cash	2	5	2
Commercial mortgage loan prepayment
and bond make-whole premiums	1	2	2
Consent fees	–	–	–
Other investments	8	2	1
Investment income	376	372	376
Investment expense	(4)	(3)	(3)
Net investment income	$372	$369	$373

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(2)
RMBS	(1)	–	–
ABS	2	–	1
Total credit loss benefit (expense)	$1	$–	$(1)

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2025		As of December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$16	$16	$21	$21

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2025	2024	2023
Collateral payable for derivative investments	$(5)	$5	$(6)

Assets Pledged as Collateral

We pledge assets as collateral in connection with derivative agreements and regulatory deposits. Assets pledged as collateral at carrying value as reported on the Balance Sheets were as follows:

	As of December 31,
	2025	2024
Fixed maturity AFS securities
Trading securities	$13	$12
Other investments	–	1
Total assets pledged as collateral	$13	$13

Investment Commitments

As of December 31, 2025, our investment commitments were $45 million, which included $38 million of LPs, $7 million of mortgage loans on real estate and less than $1 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2025 and 2024, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association with a fair value of $92 million and $87 million, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $80 million and $78 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2025 and 2024, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.2 billion and $1.1 billion, respectively, or 16% and 15%, respectively, of total investments, and our investments in securities in the utilities industry with a fair value of $924 million and $912 million, respectively, or 12% of total investments. These concentrations include fixed maturity AFS and equity securities.

4. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and equity market risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 12 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.

Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2025			As of December 31, 2024
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Foreign currency contracts (1)	$137	$12	$2	$136	$17	$1
Total cash flow hedges	137	12	2	136	17	1
Non-Qualifying Hedges
Interest rate contracts (1)	–	–	–	400	–	–
Equity market contracts (1)	132	5	–	124	5	–
LPR ceded derivative (2)	–	16	–	–	15	–
Embedded derivatives:
Fixed indexed annuity
and IUL contracts (3)	–	–	2	–	–	2
Total derivative instruments	$269	$33	$4	$660	$37	$3

(1)These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2)Reported in other assets on the Balance Sheets.
(3)Reported in policyholder account balances on the Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2025
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Foreign currency contracts (1)	$–	$12	$41	$74	$10	$137
Equity market contracts	132	–	–	–	–	132
Total derivative instruments
with notional amounts	$132	$12	$41	$74	$10	$269

(1)As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$14	$11	$17
Other comprehensive income (loss):
Unrealized holding gains (losses):
Cash flow hedges:
Foreign currency contracts	6	1	(3)
Change in foreign currency exchange rate adjustment	(11)	6	(4)
Income tax benefit (expense)	1	(2)	2
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Foreign currency contracts (1)	1	2	1
Balance as of end-of-year	$9	$14	$11

(1)The OCI offset is reported within net investment income on the Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2025
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$9	$372	$494

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	1	–

Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(1)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$9	$369	$462

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	2	–

Non-Qualifying Hedges
Equity market contracts	2	–	–
LPR ceded derivative	–	–	1
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(4)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$2	$373	$525

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	1	–

Non-Qualifying Hedges
Equity market contracts	3	–	–
LPR ceded derivative	–	–	(2)
Embedded derivatives:
Fixed indexed annuity and IUL contracts	(3)	–	–

As of December 31, 2025, $2 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2025, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2025 or 2024.

The amounts recognized (in millions) by S&P Global Ratings (“S&P”) credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2025		As of December 31, 2024
	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
S&P Credit Rating of Counterparty
AA-	$10	$–	$13	$–
A+	6	–	8	–
Total cash collateral	$16	$–	$21	$–

Balance Sheet Offsetting

Information related to the effects of offsetting on the Balance Sheets (in millions) was as follows:

	As of December 31, 2025
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$17	$–	$17
Gross amounts offset	(2)	–	(2)
Net amount of assets	15	–	15
Gross amounts not offset:
Cash collateral (1)	(15)	–	(15)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess cash collateral received of $1 million and excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2025.

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$22	$–	$22
Gross amounts offset	(1)	–	(1)
Net amount of assets	21	–	21
Gross amounts not offset:
Cash collateral (1)	(21)	–	(21)
Net amount	$–	$–	$–

Financial Liabilities
Gross amount of recognized liabilities	$–	$2	$2
Gross amounts offset	–	–	–
Net amount of liabilities	–	2	2
Gross amounts not offset:
Cash collateral (2)	–	–	–
Net amount	$–	$2	$2

(1)Excludes excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess cash collateral received as of December 31, 2024.
(2)There was no excess cash or non-cash collateral pledged as of December 31, 2024.

5. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
DAC, VOBA and DSI
Variable Annuities	$88	$94
Fixed Annuities	4	4
Traditional Life	31	39
UL and Other	318	342
Group Protection	9	10
Retirement Plan Services	6	6
Total DAC, VOBA and DSI	$456	$495

The following table reconciles DFEL (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
DFEL
Variable Annuities	$2	$2
UL and Other	174	174
Total DFEL	$176	$176

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$91	$3	$31	$176	$10	$6
Deferrals	1	–	–	2	6	1
Amortization	(7)	–	(4)	(10)	(7)	(1)
Balance as of end-of-year	$85	$3	$27	$168	$9	$6

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$97	$3	$35	$184	$9	$6
Deferrals	2	–	–	3	7	1
Amortization	(8)	–	(4)	(11)	(6)	(1)
Balance as of end-of-year	$91	$3	$31	$176	$10	$6

DAC amortization expense of $29 million, $30 million and $31 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2025
	Traditional Life	UL and Other
Balance as of beginning-of-year	$8	$166
Amortization	(4)	(16)
Balance as of end-of-year	$4	$150

	For the Year Ended December 31, 2024
	Traditional Life	UL and Other
Balance as of beginning-of-year	$12	$182
Amortization	(4)	(16)
Balance as of end-of-year	$8	$166

VOBA amortization expense of $20 million, $20 million and $21 million was recorded in commissions and other expenses on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2025, was as follows:

2026	$18
2027	15
2028	13
2029	11
2030	10

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities
Balance as of beginning-of-year	$3	$1
Balance as of end-of-year	$3	$1

DSI amortization expense of less than $1 million was recorded in interest credited on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$2	$174	$2	$176
Deferrals	–	10	–	8
Amortization	–	(10)	–	(10)
Balance as of end-of-year	$2	$174	$2	$174

DFEL amortization of $10 million was recorded in fee income on the Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023.

6. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Direct insurance premiums and fee income	$798	$793	$810
Reinsurance ceded	(197)	(204)	(205)
Total insurance premiums and fee income	$601	$589	$605

Direct insurance benefits	$644	$636	$694
Reinsurance ceded	(150)	(174)	(169)
Total benefits	$494	$462	$525

Direct market risk benefit (gain) loss	$(12)	$(135)	$(121)
Reinsurance ceded	(14)	65	54
Total market risk benefit (gain) loss	$(26)	$(70)	$(67)

Direct policyholder liability remeasurement (gain) loss	$5	$41	$(46)
Reinsurance ceded	3	(4)	21
Total policyholder liability remeasurement (gain) loss	$8	$37	$(25)
We cede insurance to other companies. The portion of our life insurance risks exceeding our retention limit is reinsured with other insurers. We seek annuity and life reinsurance coverage to limit our exposure to mortality losses and/or to enhance our capital and risk management. As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. As of December 31, 2025 and 2024, our most significant reinsurance recoverable from a third-party reinsurer was $247 million and $258 million, respectively, or 51% and 49% of total amounts recoverable from reinsurers.

Effective April 1, 2016, we entered into a coinsurance agreement with a third-party reinsurer to reinsure certain blocks of in-force UL products with secondary guarantees, which resulted in a deposit asset of $1.6 billion as of December 31, 2025 and 2024. The reinsurer has funded trusts, the balances of which change as a result of ongoing reinsurance activity, to support the business ceded, that totaled $1.2 billion as of December 31, 2025 and 2024.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $2 million as of December 31, 2025 and 2024.

7. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2025
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$26	$–	$26	$–	$26
Total goodwill	$26	$–	$26	$–	$26

As of October 1, 2025 and 2024, we performed our annual goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2025		As of December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$7	$6	$7	$5

8. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Balance Sheets:

	As of December 31, 2025			As of December 31, 2024
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$256	$31	$(225)	$267	$32	$(235)
Total MRBs	$256	$31	$(225)	$267	$32	$(235)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	Variable Annuities
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$(235)	$(158)
Less: Effect of cumulative changes in
non-performance risk	4	(53)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(239)	(105)
Attributed fees collected	77	81
Benefit payments	(1)	–
Effect of changes in interest rates	(28)	(96)
Effect of changes in equity markets	(92)	(113)
Effect of changes in equity index volatility	3	(5)
In-force updates and other changes in MRBs (1)	25	7
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	2	–
Effect of changes in other future expected
assumptions (2)	1	(8)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(252)	(239)
Effect of cumulative changes in
non-performance risk	27	4
Balance as of end-of-year	(225)	(235)
Less: Ceded MRB assets (liabilities)	(173)	(187)
Balance as of end-of-year, net of reinsurance	$(52)	$(48)

Weighted-average age of policyholders (years)	72	72
Net amount at risk (3)	$58	$79

(1)    Consists primarily of changes in MRB assets and liabilities due to the impact of changes in actual to expected policyholder behavior and aggregation impacts related to fund performance and other assumptions.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Variable Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by updates to policyholder behavior and capital market assumptions and other items, partially offset by model enhancements and updates to separate account fee assumptions.

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions.

See “MRBs” in Note 1 and Note 12 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

9. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Balance Sheets by major investment category:

	As of December 31,
	2025	2024
Mutual funds and collective investment trusts:
Equity funds:
Domestic	$3,668	$3,492
International	773	695
Other equity funds	116	100
Balanced funds	2,446	2,430
Bond funds	1,080	1,087
Money market funds	60	49
Other funds	9	9
Exchange-traded funds	17	20
Total separate account assets	$8,169	$7,882

The following table reconciles separate account liabilities (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$5,671	$5,586
UL and Other	904	792
Retirement Plan Services	1,594	1,504
Total separate account liabilities	$8,169	$7,882

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$5,586	$792	$1,504	$5,487	$709	$1,402
Gross deposits	179	14	161	136	14	179
Withdrawals	(677)	(12)	(281)	(633)	(8)	(300)
Policyholder assessments	(131)	(15)	(11)	(134)	(15)	(11)
Change in market performance	707	129	231	711	110	234
Net transfers from (to) general account	7	(4)	(10)	19	(18)	–
Balance as of end-of-year	$5,671	$904	$1,594	$5,586	$792	$1,504

Cash surrender value	$5,596	$903	$1,593	$5,498	$790	$1,503

10. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$11	$16
Fixed Annuities	303	344
UL and Other	2,534	2,618
Retirement Plan Services	1,554	1,541
Other (1)	210	221
Total policyholder account balances	$4,612	$4,740

(1)Represents policyholder account balances primarily attributable to indemnity reinsurance agreements that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$16	$344	$2,618	$1,541
Gross deposits	4	1	182	240
Withdrawals	(2)	(51)	(106)	(302)
Policyholder assessments	–	–	(271)	–
Net transfers from (to) separate account	(7)	–	5	22
Interest credited	–	9	103	53
Change in fair value of embedded derivative
instruments and other	–	–	3	–
Balance as of end-of-year	$11	$303	$2,534	$1,554

Weighted-average crediting rate	3.4%	2.8%	4.0%	3.4%
Net amount at risk (1)(2)	$58	$–	$15,855	$–
Cash surrender value	11	302	2,355	1,553

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$21	$401	$2,677	$1,562
Gross deposits	13	5	200	202
Withdrawals	–	(71)	(103)	(275)
Policyholder assessments	–	–	(284)	–
Net transfers from (to) separate account	(19)	–	19	–
Interest credited	1	9	107	52
Change in fair value of embedded derivative
instruments and other	–	–	2	–
Balance as of end-of-year	$16	$344	$2,618	$1,541

Weighted-average crediting rate	3.4%	2.5%	4.0%	3.4%
Net amount at risk (1)(2)	$79	$–	$16,647	$–
Cash surrender value	15	343	2,423	1,539

(1)NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2)Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2025
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total

Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	8	–	–	–	–	8
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	3
Total	$8	$–	$–	$–	$–	$11

Fixed Annuities
Up to 1.00%	$1	$2	$4	$5	$1	$13
1.01% - 2.00%	7	–	1	–	–	8
2.01% - 3.00%	138	16	–	–	–	154
3.01% - 4.00%	61	–	–	–	–	61
4.01% and above	31	–	–	–	–	31
Other (1)	–	–	–	–	–	36
Total	$238	$18	$5	$5	$1	$303

UL and Other
Up to 1.00%	$–	$–	$7	$–	$1	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	743	–	–	–	–	743
3.01% - 4.00%	1,237	–	–	–	–	1,237
4.01% and above	288	–	–	–	–	288
Other (1)	–	–	–	–	–	258
Total	$2,268	$–	$7	$–	$1	$2,534

Retirement Plan Services
Up to 1.00%	$2	$2	$12	$453	$192	$661
1.01% - 2.00%	–	7	39	6	39	91
2.01% - 3.00%	57	–	–	–	–	57
3.01% - 4.00%	126	1	–	–	–	127
4.01% and above	618	–	–	–	–	618
Total	$803	$10	$51	$459	$231	$1,554

	As of December 31, 2024
		1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above
	At Guaranteed Minimum					Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	10	–	–	–	–	10
3.01% - 4.00%	–	–	–	–	–	–
4.01% and above	–	–	–	–	–	–
Other (1)	–	–	–	–	–	6
Total	$10	$–	$–	$–	$–	$16

Fixed Annuities
Up to 1.00%	$1	$3	$4	$6	$1	$15
1.01% - 2.00%	9	–	1	–	–	10
2.01% - 3.00%	175	5	–	–	–	180
3.01% - 4.00%	70	–	–	–	–	70
4.01% and above	31	–	–	–	–	31
Other (1)	–	–	–	–	–	38
Total	$286	$8	$5	$6	$1	$344

UL and Other
Up to 1.00%	$–	$–	$7	$–	$1	$8
1.01% - 2.00%	–	–	–	–	–	–
2.01% - 3.00%	781	–	–	–	–	781
3.01% - 4.00%	1,265	–	–	–	–	1,265
4.01% and above	309	–	–	–	–	309
Other (1)	–	–	–	–	–	255
Total	$2,355	$–	$7	$–	$1	$2,618

Retirement Plan Services
Up to 1.00%	$4	$–	$14	$423	$143	$584
1.01% - 2.00%	–	7	77	11	–	95
2.01% - 3.00%	58	–	–	–	–	58
3.01% - 4.00%	149	–	–	–	–	149
4.01% and above	655	–	–	–	–	655
Total	$866	$7	$91	$434	$143	$1,541

(1)Consists of indexed account balances that include the fair value of embedded derivative instruments, non-life contingent payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

11. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Balance Sheets:

	As of December 31,
	2025	2024
Payout Annuities (1)	$113	$114
Traditional Life (1)	345	360
Group Protection (2)	116	108
UL and Other (3)	1,205	1,141
Other (4)	428	424
Total future contract benefits	$2,207	$2,147

(1)See “LFPB” below for further information.
(2)See “Liability for Future Claims” below for further information.
(3)See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4)Represents other miscellaneous reserves that are not representative of long-duration contracts, primarily related to participating traditional life insurance contracts and incurred but not reported and in course of settlement life insurance liabilities, and are excluded from the following tables.

LFPB

The LFPB represents reserves associated with our limited payment life-contingent annuities and non-participating traditional life insurance contracts (i.e., term insurance). The reserve is the net of present value of expected future policy benefits less present value of expected net premiums as summarized in the following table (in millions, except years):

	As of or For the Year Ended December 31, 2025		As of or For the Year Ended December 31, 2024
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life
Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$117	$–	$130
Less: Effect of cumulative changes in discount
rate assumptions	–	(1)	–	1
Beginning balance at original discount rate	–	118	–	129
Effect of changes in cash flow assumptions (1)	–	(9)	–	7
Effect of actual variances from expected experience (2)	–	(7)	–	(8)
Adjusted balance as of beginning-of-year	–	102	–	128
Issuances	–	–	–	–
Interest accrual	–	6	–	6
Net premiums collected	–	(14)	–	(16)
Flooring impact of LFPB	–	–	–	–
Ending balance at original discount rate	–	94	–	118
Effect of cumulative changes in discount rate assumptions	–	1	–	(1)
Balance as of end-of-year	$–	$95	$–	$117

Present Value of Expected Future Policy Benefits
Balance as of beginning-of-year	$114	$477	$122	$513
Less: Effect of cumulative changes in discount
rate assumptions	(10)	–	(6)	6
Beginning balance at original discount rate (3)	124	477	128	507
Effect of changes in cash flow assumptions (1)	(1)	(15)	–	6
Effect of actual variances from expected experience (2)	1	(11)	1	(3)
Adjusted balance as of beginning-of-year	124	451	129	510
Issuances	3	–	2	–
Interest accrual	5	13	5	14
Benefit payments	(12)	(30)	(12)	(47)
Ending balance at original discount rate (3)	120	434	124	477
Effect of cumulative changes in discount rate assumptions	(7)	6	(10)	–
Balance as of end-of-year	$113	$440	$114	$477

Net balance as of end-of-year	$113	$345	$114	$360
Less: Reinsurance recoverables	1	22	1	21
Net balance as of end-of-year, net of reinsurance	$112	$323	$113	$339

Weighted-average duration of future policyholder
benefit liability (years)	8	6	9	6

(1)The cash flow assumption impact to the liability is calculated as the present value of expected future policy benefits less the present value of expected net premiums. For the years ended December 31, 2025 and 2024, the Traditional Life net effect of changes in cash flow assumptions gross of reinsurance reduced the liability by $6 million and $1 million, respectively.

(2)For the year ended December 31, 2025, the Traditional Life actual to expected reserve impact on expected net premiums did not have any significantly different actual experience compared to expected, and the actual to expected reserve impact on expected future policy benefits was attributable primarily to mortality, which favorably impacted the liability by $11 million. For the year ended December 31, 2024, the Traditional Life actual to expected reserve impact on expected net premiums and future policy benefits did not have any significantly different actual experience compared to expected. For the years ended December 31, 2025 and 2024, Payout Annuities did not have any significantly different actual experience compared to expected.
(3)Includes DPL within Payout Annuities of $3 million, $2 million and $3 million as of December 31, 2025, 2024 and 2023, respectively.

Effect of Annual Assumption Review

For the years ended December 31, 2025 and 2024, Payout Annuities and Traditional Life did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	189	113	201	114
Traditional Life
Expected future gross premiums	352	250	380	264
Expected future benefit payments	519	440	580	477

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Payout Annuities
Gross premiums	$3	$2	$12
Interest accretion	5	5	5
Traditional Life
Gross premiums	32	35	38
Interest accretion	7	8	8

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Payout Annuities
Interest accretion rate	4.3%	4.4%
Current discount rate	5.1%	5.4%
Traditional Life
Interest accretion rate	5.6%	5.7%
Current discount rate	4.6%	5.1%

Liability for Future Claims

The liability for future claims represents reserves associated with our group long-term disability and life waiver products. The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$108	$105
Less: Effect of cumulative changes in discount
rate assumptions	(10)	(8)
Beginning balance at original discount rate	118	113
Effect of changes in cash flow assumptions	(2)	(1)
Effect of actual variances from expected
experience (1)	(3)	(4)
Adjusted beginning-of-year balance	113	108
New incidence	31	30
Interest	4	3
Benefit payments	(25)	(23)
Ending balance at original discount rate	123	118
Effect of cumulative changes in discount
rate assumptions	(7)	(10)
Balance as of end-of-year	116	108
Less: Reinsurance recoverables	3	2
Balance as of end-of-year, net of reinsurance	$113	$106

Weighted-average duration of liability for future
claims (years)	5	5

(1) Generally, the experience exhibited for the Group Protection business relates to morbidity and, to a lesser extent, mortality. Group Protection long-duration products have limited exposure to lapse risk, as the liabilities for future claims are limited to those associated with claim reserves. For the years ended December 31, 2025 and 2024, morbidity comprised substantially all of the favorable effect of actual variances from expected experience, as our claims experience was more favorable than assumed.

Effect of Annual Assumption Review

For the years ended December 31, 2025 and 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$148	$116	$141	$108

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Group Protection
Gross premiums	$108	$99	$84
Interest accretion	4	3	3

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Group Protection
Interest accretion rate	3.6%	3.3%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

Additional liabilities for other insurance benefits represent reserves associated with our UL and VUL contracts with secondary guarantees. The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$1,141	$1,091
Less: Effect of cumulative changes in shadow
balance in AOCI	(28)	(21)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	1,169	1,112
Effect of changes in cash flow assumptions	15	18
Effect of actual variances from expected
experience (1)(2)	3	23
Adjusted beginning-of-year balance	1,187	1,153
Interest accrual	51	49
Net assessments collected	72	68
Benefit payments	(83)	(101)
Balance as of end-of-year, excluding
shadow balance in AOCI	1,227	1,169
Effect of cumulative changes in shadow
balance in AOCI	(22)	(28)
Balance as of end-of-year	1,205	1,141
Less: Reinsurance recoverables	108	118
Balance as of end-of-year, net of reinsurance	$1,097	$1,023

Weighted-average duration of additional liabilities
for other insurance benefits (years)	15	15
(1) For the year ended December 31, 2025, actual experience was not significantly different compared to expected experience. For the year ended December 31, 2024, the actual to expected reserve impact was attributable primarily to mortality, which unfavorably impacted the liability by $17 million.

Effect of Annual Assumption Review

For the years ended December 31, 2025 and 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
UL and Other
Gross assessments	$182	$169	$186
Interest accretion	51	49	46

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
UL and Other
Interest accretion rate	4.9%	4.8%

12. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,385	$51	$5,436
U.S. government bonds	9	–	–	9
State and municipal bonds	–	342	–	342
Foreign government bonds	–	16	–	16
RMBS	–	233	–	233
CMBS	–	123	–	123
ABS	–	170	42	212
Hybrid and redeemable preferred securities	–	36	1	37
Equity securities	–	9	–	9
Derivative investments (1)	–	17	–	17
MRB assets	–	–	256	256
Other assets – LPR ceded derivative	–	–	16	16
Separate account assets	17	8,152	–	8,169
Total assets	$26	$14,483	$366	$14,875

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(31)	(31)
Other liabilities:
Ceded MRBs	–	–	(173)	(173)
Derivative liabilities (1)	–	(2)	–	(2)
Total liabilities	$–	$(2)	$(206)	$(208)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$5,406	$10	$5,416
U.S. government bonds	9	–	–	9
State and municipal bonds	–	358	–	358
Foreign government bonds	–	15	–	15
RMBS	–	227	–	227
CMBS	–	106	–	106
ABS	–	150	22	172
Hybrid and redeemable preferred securities	–	36	–	36
Equity securities	–	9	–	9
Derivative investments (1)	–	21	–	21
Other investments – short-term investments	–	–	1	1
MRB assets	–	–	267	267
Other assets – LPR ceded derivative	–	–	15	15
Separate account assets	20	7,862	–	7,882
Total assets	$29	$14,190	$315	$14,534

Liabilities
Policyholder account balances – fixed annuity
and IUL contracts	$–	$–	$(2)	$(2)
MRB liabilities	–	–	(32)	(32)
Other liabilities:
Ceded MRBs	–	–	(187)	(187)
Derivative liabilities (1)	–	(1)	–	(1)
Total liabilities	$–	$(1)	$(221)	$(222)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 8.

	For the Year Ended December 31, 2025
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$10	$–	$(1)	$6	$36	$51
CMBS	–	–	–	1	(1)	–
ABS	22	–	1	25	(6)	42
Hybrid and redeemable preferred
securities	–	–	–	1	–	1
Other investments – short-term investments
investments	1	–	–	(1)	–	–
Other assets – LPR ceded derivative (3)	15	1	–	–	–	16
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts (4)	(2)	(3)	–	3	–	(2)
Other liabilities – ceded MRBs (5)	(187)	14	–	–	–	(173)

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$4	$–	$–	$11	$(5)	$10
CMBS	–	–	–	1	(1)	–
ABS	10	–	(1)	32	(19)	22
Other investments – short-term
investments	–	–	–	1	–	1
Other assets – LPR ceded derivative (3)	16	(1)	–	–	–	15
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts (4)	(2)	(2)	–	2	–	(2)
Other liabilities – ceded MRBs (5)	(123)	(64)	–	–	–	(187)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$3	$–	$–	$(3)	$4	$4
ABS	9	–	–	6	(5)	10
Hybrid and redeemable preferred
securities	4	–	(1)	–	(3)	–
Other assets – LPR ceded derivative (3)	14	2	–	–	–	16
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts (4)	1	(3)	–	–	–	(2)
Other liabilities – ceded MRBs (5)	(68)	(55)	–	–	–	(123)

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)Amortization and accretion of premiums and discounts are included in net investment income on the Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(3)Gains (losses) from the changes in fair value are included in benefits on the Statements of Comprehensive Income (Loss).

(4)Gains (losses) from the changes in fair value are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(5)Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2025
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$6	$–	$–	$–	$–	$6
CMBS	5	(4)	–	–	–	1
ABS	32	(2)	(1)	(4)	–	25
Hybrid and redeemable
preferred securities	1	–	–	–	–	1
Other investments – short-term
investments	–	–	–	(1)	–	(1)
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts	–	–	–	3	–	3

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$–	$–	$–	$(1)	$11
CMBS	1	–	–	–		1
ABS	34	–	–	(2)	–	32
Other investments – short-term
investments	2	–	(1)	–		1
Liabilities
Policyholder account balances –
fixed annuity and IUL
contracts	–	–	–	2	–	2

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$–	$–	$–	$(4)	$(3)
ABS	8	–	–	(2)	–	6

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
MRBs, net (1)	$25	$70	$65
Other assets – LPR ceded derivative (2)	1	(1)	2

(1)Included in market risk benefit gain (loss) on the Statements of Comprehensive Income (Loss).
(2)Included in benefits on the Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(1)	$–	$–
ABS	1	–	–

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2025
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$40	$(4)	$36
CMBS	–	(1)	(1)
ABS	–	(6)	(6)

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$(5)	$(5)
CMBS	–	(1)	(1)
ABS	–	(19)	(19)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$9	$(5)	$4
ABS	–	(5)	(5)
Hybrid and redeemable preferred securities	1	(4)	(3)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2025, 2024 and 2023, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2025:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
corporate bonds	$29	Discounted cash flow	Liquidity/duration adjustment (2)	0.6%	-	2.2%	1.3%

MRB assets	256	Discounted cash flow	Lapse (3)	1.0%	-	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	-	100.0%	93.0%
			Claims utilization factor (5)	50.0%	-	100.0%	(10)
			Premiums utilization factor (5)	80.0%	-	115.0%	(10)
			Non-performance risk (6)	0.2%	-	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	-	27.0%	15.1%
Other assets – LPR
ceded derivative	16	Discounted cash flow	Lapse (3)	0.1%	-	2.4%	(10)
			Non-performance risk (6)	0.2%	-	1.6%	1.2%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$–	Discounted cash flow	Lapse (3)	0.0%	-	9.0%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(31)	Discounted cash flow	Lapse (3)	1.0%	-	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	-	100.0%	93.0%
			Claims utilization factor (5)	50.0%	-	100.0%	(10)
			Premiums utilization factor (5)	80.0%	-	115.0%	(10)
			Non-performance risk (6)	0.2%	-	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	-	27.0%	15.1%
Other liabilities –
ceded MRBs (11)	(173)

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
corporate bonds	$8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	-	2.8%	2.0%

MRB assets	267	Discounted cash flow	Lapse (3)	1.0%	-	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	-	100.0%	92.0%
			Claims utilization factor (5)	60.0%	-	100.0%	(10)
			Premiums utilization factor (5)	80.0%	-	115.0%	(10)
			Non-performance risk (6)	0.3%	-	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	-	29.0%	14.5%
Other assets – LPR
ceded derivative	15	Discounted cash flow	Lapse (3)	0.1%	-	2.0%	(10)
			Non-performance risk (6)	0.3%	-	2.0%	1.4%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed
annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse (3)	0.0%	-	9.0%	(10)
			Mortality (7)			(9)	(10)

MRB liabilities	(32)	Discounted cash flow	Lapse (3)	1.0%	-	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	-	100.0%	92.0%
			Claims utilization factor (5)	60.0%	-	100.0%	(10)
			Premiums utilization factor (5)	80.0%	-	115.0%	(10)
			Non-performance risk (6)	0.3%	-	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	-	29.0%	14.5%
Other liabilities –
ceded MRBs (11)	(187)

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3)The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4)The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6)The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7)The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9)The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10)A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.
(11)The fair value inputs for ceded MRBs are consistent with those used to value MRB assets and liabilities.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$828	$828	$873
Other investments	–	10	145	155	155
Policy loans	–	177	–	177	177

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(934)	$(934)	$(1,247)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,696)	(1,696)	(1,696)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$797	$797	$897
Other investments	–	–	2	2	2
Policy loans	–	181	–	181	181

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(808)	$(808)	$(1,247)
Other liabilities – short-term debt	–	(4)	–	(4)	(4)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(1,670)	(1,670)	(1,670)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on internal quality rating, maturity and future income. The ratings for mortgages in good standing are based on occupancy, debt-service coverage, LTV and forecasted tenancy. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 3 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also include FHLB stock, which is carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policyholder Account Balances – Certain Investment Contracts and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The fair value of short-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

13. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments and tax authorities, regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, tax laws and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2025. An adverse outcome in one or more of these matters may have a material impact on the financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, which has been previously disclosed by our parent company, LNL, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by LNL’s parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the Glover provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, is currently not expected to have a material effect on LLANY’s financial statements.

Other Litigation

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2025, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the years ended December 31, 2025 and 2024, 83% and 84%, respectively, of insurance premiums were generated in New York.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other Investments
Balance as of beginning-of-year	$(647)	$(467)	$(652)
Unrealized holding gains (losses)	171	(242)	251
Change in foreign currency exchange rate adjustment	11	(6)	4
Change in future contract benefits and policyholder account balances, net of reinsurance	(15)	17	(27)
Income tax benefit (expense)	(35)	49	(48)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	–	(3)	(6)
Income tax benefit (expense)	–	1	1
Balance as of end-of-year	$(515)	$(647)	$(467)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$14	$11	$17
Unrealized holding gains (losses)	6	1	(3)
Change in foreign currency exchange rate adjustment	(11)	6	(4)
Income tax benefit (expense)	1	(2)	2
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	1	2	1
Balance as of end-of-year	$9	$14	$11
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$(3)	$42	$78
OCI before reclassification	(23)	(57)	(46)
Income tax benefit (expense)	5	12	10
Balance as of end-of-year	$(21)	$(3)	$42
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$16	$7	$14
OCI before reclassification	(10)	11	(9)
Income tax benefit (expense)	2	(2)	2
Balance as of end-of-year	$8	$16	$7

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$–	$(3)	$(6)	Realized gain (loss)
Reclassification before income tax benefit (expense)	–	(3)	(6)	Income (loss) before taxes
Income tax benefit (expense)	–	1	1	Federal income tax expense (benefit)
Reclassification, net of income tax	$–	$(2)	$(5)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Foreign currency contracts	$1	$2	$1	Net investment income
Reclassifications, net of income tax	$1	$2	$1	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities:
Gross gains	$1	$–	$1
Gross losses	(1)	(3)	(7)
Credit loss benefit (expense) (1)	1	–	(1)
Realized gain (loss) on equity securities (2)	–	1	–
Credit loss benefit (expense) on mortgage loans on real estate	(2)	1	–
Credit loss benefit (expense) on reinsurance-related assets	(1)	–	–
GLB rider fees ceded to LNL and attributed fees	11	10	9
Total realized gain (loss)	$9	$9	$2

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(2)Includes mark-to-market adjustments on equity securities still held of less than $1 million and $1 million for the years ended December 31, 2025 and 2024, respectively. There were no mark-to-market adjustments on equity securities for the year ended December 31, 2023.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Commissions	$50	$51	$52
General and administrative expenses	83	71	77
Expenses associated with reserve financing, LOCs and other	23	22	20
DAC and VOBA deferrals, net of amortization	38	38	39
Taxes, licenses and fees	21	17	19
Total	$215	$199	$207

17. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Current	$25	$(3)	$37
Deferred	(5)	27	(10)
Federal income tax expense (benefit)	$20	$24	$27

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2025	Percent	2024	Percent	2023	Percent
Income (loss) before taxes	$120		$164		$155
Federal income tax expense (benefit) at
federal statutory rate	25	21%	34	21%	33	21%
Effect of:
Tax credits:
Foreign tax credits	(2)	(2%)	(1)	(1%)	(2)	(1%)
Other tax credits	(1)	(1%)	–	–%	–	–%
Nontaxable or nondeductible items:
Tax-preferred investment income (1)	(3)	(2%)	(2)	(1%)	(4)	(3%)
Changes in unrecognized tax benefits	1	1%	(7)	(4%)	–	–%
Federal income tax expense (benefit)	$20	17%	$24	15%	$27)	17%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2025	2024
Current	$6	$9
Deferred	(3)	18
Total federal income tax asset (liability)	$3	$27

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2025	2024
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$146	$182
Tax credits	–	2
Other	–	1
Total deferred tax assets	$146	$185
Deferred Tax Liabilities
DAC and VOBA	70	77
Insurance liabilities and reinsurance-related balances	60	73
Investment activity	7	5
MRB-related activity	11	10
Other	1	2
Total deferred tax liabilities	$149	$167
Net deferred tax asset (liability)	$(3)	$18

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2025, we did not have any federal income tax credits, net operating loss carryforwards or net capital loss carryforwards.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2021. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$2	$9
Increases for prior year tax positions	(1)	(7)
Balance as of end-of-year	$1	$2

As of December 31, 2025 and 2024, $1 million and $2 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will not decrease by the end of 2026.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2025, 2024 and 2023, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2025 and 2024.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2025.

18. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2025	2024
U.S. capital and surplus	$1,016	$985

	For the Years Ended December 31,
	2025	2024	2023
U.S. net gain (loss) from operations, after-tax	$160	$141	$165
U.S. net income (loss)	162	143	159

State Prescribed Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices include the use of a more conservative valuation interest rate on certain annuities, the use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and the use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2025	2024
State Prescribed Practices
Conservative valuation rate on certain annuities	$1	$1
Calculation of reserves using continuous CARVM	1	1
Conservative Reg 213 reserves on variable annuity and individual life
insurance contracts	18	20

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2025, the Company’s RBC ratio was approximately ten times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York

State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $100 million in 2026 without New York State Department of Financial Services approval.

19. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow information (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Net cash paid (received) for:
Income taxes	$22	$11	$47
Interest	2	2	2

20. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Balance Sheets:

	As of December 31,
	2025	2024
Assets with affiliates:
			Reinsurance recoverables, net of
Ceded reinsurance contracts	$70	$83	allowance for credit losses
Ceded reinsurance contracts	24	21	Other assets
Service agreement receivable	3	1	Other assets

Liabilities with affiliates:
Cash management agreement	–	4	Other liabilities
Ceded reinsurance contracts	182	198	Other liabilities
Service agreement payable	30	27	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Revenues with affiliates:
Premiums and fees received on assumed (paid on
ceded) reinsurance contracts	$(49)	$(51)	$(44)	Insurance premiums and fee income
Cash management agreement activity	–	–	(2)	Net investment income
Realized gains (losses) on ceded reinsurance
contracts – other gains (losses)	(30)	(32)	(34)	Realized gain (loss)

Benefits and expenses with affiliates:
(Recoveries) benefits on ceded reinsurance
contracts	1	(2)	(2)	Benefits
Interest credited on ceded reinsurance contracts	–	(1)	(1)	Interest credited
Market risk benefit (gain) loss on ceded
reinsurance contracts	(14)	65	54	Market risk benefit (gain) loss
Ceded reinsurance contracts	(14)	(12)	(14)	Commissions and other expenses
Service agreement payments	88	74	82	Commissions and other expenses
Cash management agreement activity	2	2	–	Commissions and other expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing limit is currently 2% of our admitted assets as of December 31, 2025.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly owned subsidiary of LNC. We cede MRBs on certain variable annuity GLB and GDB to LNL where these guarantees are incorporated into our overall variable annuity hedging program.

Tax Sharing Agreement

We participate in a tax sharing agreement with LNC, as described in Note 1. As of December 31, 2025 and 2024, we had a receivable due from LNC of $4 million and $7 million, respectively, for federal income taxes under the tax sharing agreement, which is included in other assets on the Balance Sheets.

21. Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2026, the date the financial statements were available to be issued.

On March 20, 2026, LLANY paid a cash dividend in the amount of $101 million to LNL.

Management identified no other items or events required for disclosure.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of assets and liabilities
December 31, 2025

Subaccount	Investments ($)	Total Assets ($)	Net Assets ($)

AB VPS Discovery Value Portfolio - Class A	7,560	7,560	7,560
AB VPS International Value Portfolio - Class A	37,971	37,971	37,971
AB VPS Relative Value Portfolio - Class A	542,485	542,485	542,485
AB VPS Sustainable Global Thematic Portfolio - Class A	238,086	238,086	238,086
American Funds® IS American High-Income Trust - Class 2	5,769	5,769	5,769
American Funds® IS Global Growth Fund - Class 2	229,847	229,847	229,847
American Funds® IS Global Small Capitalization Fund - Class 2	9,628	9,628	9,628
American Funds® IS Growth Fund - Class 2	2,426,760	2,426,760	2,426,760
American Funds® IS Growth-Income Fund - Class 2	8,065	8,065	8,065
American Funds® IS International Fund - Class 2	124,616	124,616	124,616
American Funds® IS U.S. Government Securities Fund - Class 2	37,255	37,255	37,255
DWS Equity 500 Index VIP Portfolio - Class A	940,338	940,338	940,338
DWS Small Cap Index VIP Portfolio - Class A	122,248	122,248	122,248
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	178,921	178,921	178,921
Fidelity® VIP Contrafund® Portfolio - Service Class	394,356	394,356	394,356
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	11,119	11,119	11,119
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,102,970	1,102,970	1,102,970
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	28,909	28,909	28,909
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	6,671	6,671	6,671
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	53,370	53,370	53,370
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	5,559	5,559	5,559
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	10,007	10,007	10,007
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	36,692	36,692	36,692
Fidelity® VIP Mid Cap Portfolio - Service Class	34,899	34,899	34,899
Fidelity® VIP Overseas Portfolio - Service Class	277,745	277,745	277,745
Franklin Mutual Shares VIP Fund - Class 1	28,683	28,683	28,683
Janus Henderson Balanced Portfolio - Service Shares	1,001,546	1,001,546	1,001,546
LVIP American Century Disciplined Core Value Fund - Standard Class II	16,022	16,022	16,022
LVIP American Century Inflation Protection Fund - Service Class	32,586	32,586	32,586
LVIP American Century International Fund - Standard Class II	99,411	99,411	99,411
LVIP Baron Growth Opportunities Fund - Service Class	115,230	115,230	115,230
LVIP Baron Growth Opportunities Fund - Standard Class	76,716	76,716	76,716
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	15,543	15,543	15,543
LVIP BlackRock Equity Dividend Fund - Standard Class	158,518	158,518	158,518
LVIP BlackRock Global Allocation Fund - Standard Class	27,779	27,779	27,779
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	22,118	22,118	22,118
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	380,906	380,906	380,906
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	76,361	76,361	76,361
LVIP Franklin Templeton Core Bond Fund - Standard Class	524,778	524,778	524,778
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,817	5,817	5,817
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	23,073	23,073	23,073
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,478	2,478	2,478
LVIP Government Money Market Fund - Standard Class	4,112,869	4,112,869	4,112,869
LVIP JPMorgan Short Duration Bond Fund - Standard Class	213,999	213,999	213,999
LVIP Mondrian International Value Fund - Standard Class	137,640	137,640	137,640
LVIP Nomura High Yield Fund - Standard Class	18,304	18,304	18,304
LVIP Nomura Social Awareness Fund - Standard Class	22,285	22,285	22,285
LVIP Nomura U.S. Growth Fund - Standard Class	229,515	229,515	229,515
LVIP Nomura U.S. REIT Fund - Standard Class	50,440	50,440	50,440
LVIP SSGA Bond Index Fund - Standard Class	37,803	37,803	37,803
LVIP SSGA International Index Fund - Standard Class	166,780	166,780	166,780
LVIP SSGA Mid-Cap Index Fund - Standard Class	868,367	868,367	868,367
LVIP SSGA S&P 500 Index Fund - Standard Class	2,058,409	2,058,409	2,058,409
LVIP SSGA Small-Cap Index Fund - Standard Class	390,265	390,265	390,265
LVIP Structured Moderate Allocation Fund - Standard Class	40,874	40,874	40,874
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	120,199	120,199	120,199
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	548,149	548,149	548,149
MFS® VIT Mid Cap Growth Series - Initial Class	64,488	64,488	64,488
MFS® VIT New Discovery Series - Initial Class	45,586	45,586	45,586
MFS® VIT Total Return Series - Initial Class	497,034	497,034	497,034
MFS® VIT Utilities Series - Initial Class	62,283	62,283	62,283
MFS® VIT III Mid Cap Value Portfolio - Initial Class	7,783	7,783	7,783
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	193,238	193,238	193,238
Nomura VIP Emerging Markets Series - Standard Class	96,371	96,371	96,371
Nomura VIP Small Cap Value Series - Standard Class	461,203	461,203	461,203
T. Rowe Price Equity Income Portfolio	30,020	30,020	30,020
Templeton Global Bond VIP Fund - Class 1	295,346	295,346	295,346
Templeton Growth VIP Fund - Class 1	9,907	9,907	9,907
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of operations
Year Ended December 31, 2025

Subaccount	Dividends from Investment Income ($)	Mortality and Expense Guarantee Charges ($)	Net Investment Income (Loss) ($)	Net Realized Gain (Loss) on Investments ($)	Dividends from Net Realized Gain on Investments ($)	Total Net Realized Gain (Loss) on Investments ($)	Net Change in Unrealized Appreciation or Depreciation on Investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)

AB VPS Discovery Value Portfolio - Class A	64	(14)	50	(442)	824	382	(235)	197
AB VPS International Value Portfolio - Class A	867	(64)	803	11,113	—	11,113	(608)	11,308
AB VPS Relative Value Portfolio - Class A	5,791	(1,005)	4,786	45,591	42,192	87,783	(41,462)	51,107
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(455)	(455)	(6,487)	29,022	22,535	(8,142)	13,938
American Funds® IS American High-Income Trust - Class 2	367	(11)	356	86	—	86	(6)	436
American Funds® IS Global Growth Fund - Class 2	2,956	(406)	2,550	36,677	25,892	62,569	(23,996)	41,123
American Funds® IS Global Small Capitalization Fund - Class 2	32	(17)	15	(1,418)	199	(1,219)	2,433	1,229
American Funds® IS Growth Fund - Class 2	3,501	(942)	2,559	288,112	178,924	467,036	(47,863)	421,732
American Funds® IS Growth-Income Fund - Class 2	69	(14)	55	28,024	1,228	29,252	(24,549)	4,758
American Funds® IS International Fund - Class 2	1,523	(178)	1,345	17,707	—	17,707	7,861	26,913
American Funds® IS U.S. Government Securities Fund - Class 2	1,579	(71)	1,508	(9,172)	—	(9,172)	10,313	2,649
DWS Equity 500 Index VIP Portfolio - Class A	9,332	(1,657)	7,675	305,337	77,212	382,549	(249,146)	141,078
DWS Small Cap Index VIP Portfolio - Class A	1,526	(218)	1,308	15,235	6,517	21,752	(9,420)	13,640
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	4,288	(326)	3,962	27,429	7,591	35,020	(15,826)	23,156
Fidelity® VIP Contrafund® Portfolio - Service Class	187	(696)	(509)	162,431	59,008	221,439	(150,912)	70,018
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	—	—	—	819	—	819	13	832
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	239	—	239	129	11	140	595	974
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	24,495	—	24,495	17,435	41,419	58,854	62,381	145,730
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	537	—	537	267	40	307	1,737	2,581
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	155	—	155	328	438	766	392	1,313
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	687	—	687	882	2,561	3,443	3,601	7,731
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	66	—	66	—	9	9	(19)	56
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	126	—	126	184	713	897	749	1,772
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	—	—	—	610	—	610	—	610
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,279	—	1,279	(429)	—	(429)	1,319	2,169
Fidelity® VIP Mid Cap Portfolio - Service Class	121	(17)	104	(1,496)	4,190	2,694	513	3,311
Fidelity® VIP Overseas Portfolio - Service Class	4,119	(37)	4,082	11,419	23,937	35,356	5,302	44,740
Franklin Mutual Shares VIP Fund - Class 1	621	(11)	610	265	2,695	2,960	(438)	3,132
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	—	—	—	1,121	—	1,121	(930)	191
Janus Henderson Balanced Portfolio - Service Shares	16,107	(3,267)	12,840	5,460	28,766	34,226	79,636	126,702
LVIP American Century Disciplined Core Value Fund - Standard Class II	253	(28)	225	1,446	—	1,446	398	2,069
LVIP American Century Inflation Protection Fund - Service Class	2,366	(63)	2,303	(1,442)	—	(1,442)	1,067	1,928
LVIP American Century International Fund - Standard Class II	1,168	(186)	982	15,864	—	15,864	(3,052)	13,794
LVIP Baron Growth Opportunities Fund - Service Class	—	(238)	(238)	12,293	14,520	26,813	(39,994)	(13,419)
LVIP Baron Growth Opportunities Fund - Standard Class	—	(158)	(158)	9,638	9,184	18,822	(27,393)	(8,729)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	329	(28)	301	2,009	470	2,479	(1,145)	1,635
LVIP BlackRock Equity Dividend Fund - Standard Class	2,581	(284)	2,297	(3,443)	14,828	11,385	5,001	18,683
LVIP BlackRock Global Allocation Fund - Standard Class	723	(10)	713	574	901	1,475	2,582	4,770
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(41)	(41)	6,152	1,346	7,498	(6,335)	1,122
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,672	(680)	2,992	134,924	25,174	160,098	(111,478)	51,612
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	3,214	(146)	3,068	(8,971)	—	(8,971)	10,648	4,745
LVIP Franklin Templeton Core Bond Fund - Standard Class	21,687	(1,385)	20,302	(12,217)	—	(12,217)	26,418	34,503
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	151	(11)	140	(122)	—	(122)	498	516
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	503	(42)	461	105	966	1,071	1,216	2,748
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	57	(4)	53	13	60	73	129	255
LVIP Government Money Market Fund - Standard Class	162,713	(1,365)	161,348	—	175	175	—	161,523
LVIP JPMorgan Short Duration Bond Fund - Standard Class	8,033	(411)	7,622	(398)	—	(398)	3,093	10,317
LVIP Macquarie Wealth Builder Fund - Standard Class	1,227	(63)	1,164	(10,775)	9,139	(1,636)	4,769	4,297
LVIP Mondrian International Value Fund - Standard Class	5,031	(239)	4,792	43,992	3,659	47,651	(15,097)	37,346
LVIP Nomura High Yield Fund - Standard Class	1,070	(35)	1,035	(832)	—	(832)	1,340	1,543
LVIP Nomura Social Awareness Fund - Standard Class	152	(40)	112	6,462	1,718	8,180	(5,375)	2,917
LVIP Nomura U.S. Growth Fund - Standard Class	—	(392)	(392)	50,778	22,573	73,351	(30,488)	42,471
LVIP Nomura U.S. REIT Fund - Standard Class	1,506	(99)	1,407	916	—	916	(1,928)	395
LVIP SSGA Bond Index Fund - Standard Class	1,241	—	1,241	249	—	249	968	2,458
LVIP SSGA International Index Fund - Standard Class	5,125	—	5,125	6,122	—	6,122	26,371	37,618
LVIP SSGA Mid-Cap Index Fund - Standard Class	9,769	—	9,769	(1,057)	56,942	55,885	(7,782)	57,872
LVIP SSGA S&P 500 Index Fund - Standard Class	19,959	—	19,959	43,620	87,820	131,440	150,035	301,434
LVIP SSGA Small-Cap Index Fund - Standard Class	4,097	—	4,097	6,131	18,251	24,382	18,021	46,500
LVIP Structured Moderate Allocation Fund - Standard Class	1,008	(11)	997	245	100	345	(822)	520
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(227)	(227)	15,975	17,456	33,431	(21,282)	11,922
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	5,063	—	5,063	(1,520)	229,751	228,231	(154,944)	78,350
MFS® VIT Mid Cap Growth Series - Initial Class	—	—	—	(1,465)	8,643	7,178	(5,991)	1,187
MFS® VIT New Discovery Series - Initial Class	—	—	—	1,540	—	1,540	2,517	4,057
MFS® VIT Total Return Series - Initial Class	13,033	(923)	12,110	(13,986)	34,753	20,767	16,851	49,728
MFS® VIT Utilities Series - Initial Class	1,733	(115)	1,618	12,025	793	12,818	(6,306)	8,130
MFS® VIT III Mid Cap Value Portfolio - Initial Class	1,016	—	1,016	(3,333)	8,842	5,509	(3,820)	2,705
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(381)	(381)	(10,818)	25,520	14,702	(4,391)	9,930
Nomura VIP Emerging Markets Series - Standard Class	1,118	(90)	1,028	23,608	143	23,751	19,348	44,127
Nomura VIP Small Cap Value Series - Standard Class	5,833	(467)	5,366	52,997	28,410	81,407	(53,397)	33,376
T. Rowe Price Equity Income Portfolio	349	—	349	433	2,743	3,176	(565)	2,960
Templeton Global Bond VIP Fund - Class 1	—	(551)	(551)	(63,240)	—	(63,240)	104,890	41,099
Templeton Growth VIP Fund - Class 1	100	(17)	83	1,634	661	2,295	(436)	1,942
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets
Year Ended December 31, 2024

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets at January 1, 2024 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2024 ($)

AB VPS Discovery Value Portfolio - Class A	7,211	50	385	267	702	(284)	(284)	418	7,629
AB VPS International Value Portfolio - Class A	27,022	710	75	542	1,327	(786)	(786)	541	27,563
AB VPS Relative Value Portfolio - Class A	458,791	6,286	18,843	33,558	58,687	(13,043)	(13,043)	45,644	504,435
AB VPS Sustainable Global Thematic Portfolio - Class A	222,445	(469)	922	12,983	13,436	(6,032)	(6,032)	7,404	229,849
American Funds® IS American High-Income Trust - Class 2	5,122	344	(2)	139	481	(136)	(136)	345	5,467
American Funds® IS Global Growth Fund - Class 2	176,453	2,630	6,383	14,707	23,720	(5,611)	(5,611)	18,109	194,562
American Funds® IS Global Small Capitalization Fund - Class 2	8,703	75	251	(138)	188	(249)	(249)	(61)	8,642
American Funds® IS Growth Fund - Class 2	1,704,626	5,845	473,930	66,730	546,505	(49,182)	(49,182)	497,323	2,201,949
American Funds® IS Growth-Income Fund - Class 2	173,145	2,519	36,813	8,633	47,965	21,283	21,283	69,248	242,393
American Funds® IS International Fund - Class 2	481,676	1,214	(5,839)	39,636	35,011	(409,308)	(409,308)	(374,297)	107,379
American Funds® IS U.S. Government Securities Fund - Class 2	36,004	1,363	(247)	(917)	199	(799)	(799)	(600)	35,404
BlackRock Equity Dividend V.I. Fund - Class I	87,387	1,224	3,397	7,934	12,555	(99,942)	(99,942)	(87,387)	—
ClearBridge Variable Small Cap Growth Portfolio - Class I	73,577	(105)	(1,877)	4,041	2,059	(75,636)	(75,636)	(73,577)	—
DWS Equity 500 Index VIP Portfolio - Class A	817,906	8,907	120,605	66,770	196,282	(178,257)	(178,257)	18,025	835,931
DWS Small Cap Index VIP Portfolio - Class A	167,790	1,601	7,444	13,453	22,498	(77,132)	(77,132)	(54,634)	113,156
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	151,772	3,436	1,422	7,422	12,280	(4,111)	(4,111)	8,169	159,941
Fidelity® VIP Contrafund® Portfolio - Service Class	262,602	(342)	42,836	44,243	86,737	(12,125)	(12,125)	74,612	337,214
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,870	58	67	42	167	65	65	232	2,102
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	479,797	16,201	43,717	3,053	62,971	229,727	229,727	292,698	772,495
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	—	52	43	59	154	4,050	4,050	4,204	4,204
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	15,900	348	2,550	107	3,005	11,574	11,574	14,579	30,479
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	5,612	94	830	157	1,081	1,715	1,715	2,796	8,408
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,036,562	9,641	(33,775)	33,520	9,386	(971,326)	(971,326)	(961,940)	74,622
Fidelity® VIP Mid Cap Portfolio - Service Class	50,393	155	9,689	(2,163)	7,681	(15,704)	(15,704)	(8,023)	42,370
Fidelity® VIP Overseas Portfolio - Service Class	208,172	3,347	34,281	(29,801)	7,827	(13,126)	(13,126)	(5,299)	202,873
Franklin Mutual Shares VIP Fund - Class 1	41,831	718	(2,871)	6,438	4,285	(11,593)	(11,593)	(7,308)	34,523
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	20,576	—	8,162	(991)	7,171	2,732	2,732	9,903	30,479
Janus Henderson Balanced Portfolio - Service Shares	779,392	12,000	4,920	97,412	114,332	(9,452)	(9,452)	104,880	884,272
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	1,076,638	(1,725)	275,539	(43,888)	229,926	(1,306,564)	(1,306,564)	(1,076,638)	—
LVIP American Century Disciplined Core Value Fund - Standard Class II	12,993	157	(10)	1,525	1,672	(358)	(358)	1,314	14,307
LVIP American Century Inflation Protection Fund - Service Class	32,302	1,127	(76)	(613)	438	(1,038)	(1,038)	(600)	31,702
LVIP American Century International Fund - Standard Class II	88,908	1,298	173	739	2,210	(2,752)	(2,752)	(542)	88,366
LVIP Baron Growth Opportunities Fund - Service Class	127,979	38	1,747	4,905	6,690	(3,227)	(3,227)	3,463	131,442
LVIP Baron Growth Opportunities Fund - Standard Class	85,113	234	1,252	3,188	4,674	(2,383)	(2,383)	2,291	87,404
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	13,100	370	827	281	1,478	(342)	(342)	1,136	14,236
LVIP BlackRock Equity Dividend Fund - Standard Class	329,441	2,315	6,811	20,036	29,162	(213,975)	(213,975)	(184,813)	144,628
LVIP BlackRock Global Allocation Fund - Standard Class	37,685	382	2,648	127	3,157	(9,551)	(9,551)	(6,394)	31,291
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	16,891	(38)	1,234	3,867	5,063	(482)	(482)	4,581	21,472
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	289,478	2,942	17,159	38,983	59,084	(9,417)	(9,417)	49,667	339,145
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	74,517	2,986	(341)	(1,321)	1,324	(2,229)	(2,229)	(905)	73,612
LVIP Franklin Templeton Core Bond Fund - Standard Class	580,701	24,394	(12,842)	(3,917)	7,635	(73,372)	(73,372)	(65,737)	514,964
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,201	176	23	190	389	(145)	(145)	244	5,445
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	19,288	563	118	1,418	2,099	(536)	(536)	1,563	20,851
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,125	64	14	133	211	(57)	(57)	154	2,279
LVIP Government Money Market Fund - Standard Class	4,498,528	216,890	164	2	217,056	772,658	772,658	989,714	5,488,242
LVIP JPMorgan High Yield Fund - Standard Class	578,585	4,995	1,736	32,644	39,375	(617,960)	(617,960)	(578,585)	—
LVIP JPMorgan Retirement Income Fund - Standard Class	70,146	—	972	(1,368)	(396)	(69,750)	(69,750)	(70,146)	—
LVIP JPMorgan Short Duration Bond Fund - Standard Class	205,604	7,867	(130)	602	8,339	(5,165)	(5,165)	3,174	208,778
LVIP Macquarie Wealth Builder Fund - Standard Class	35,125	965	(110)	1,937	2,792	(924)	(924)	1,868	36,993
LVIP Mondrian International Value Fund - Standard Class	104,384	3,211	1,815	(294)	4,732	(4,181)	(4,181)	551	104,935
LVIP Nomura High Yield Fund - Standard Class	16,777	1,065	(57)	60	1,068	(565)	(565)	503	17,280
LVIP Nomura Mid Cap Value Fund - Standard Class	26,596	(36)	4,324	(117)	4,171	(30,767)	(30,767)	(26,596)	—
LVIP Nomura Social Awareness Fund - Standard Class	16,802	122	740	2,625	3,487	(450)	(450)	3,037	19,839
LVIP Nomura U.S. Growth Fund - Standard Class	148,428	(346)	15,618	34,365	49,637	(5,442)	(5,442)	44,195	192,623
LVIP Nomura U.S. REIT Fund - Standard Class	75,825	1,507	2,985	2,308	6,800	(30,334)	(30,334)	(23,534)	52,291
LVIP SSGA Bond Index Fund - Standard Class	2,298,114	3,843	(266,559)	307,007	44,291	(2,310,875)	(2,310,875)	(2,266,584)	31,530
LVIP SSGA International Index Fund - Standard Class	784,035	8,816	109,255	(59,795)	58,276	(673,098)	(673,098)	(614,822)	169,213
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,397,056	10,111	208,016	(15,072)	203,055	(741,433)	(741,433)	(538,378)	858,678
LVIP SSGA S&P 500 Index Fund - Standard Class	2,094,388	15,623	693,668	(157,697)	551,594	(1,136,310)	(1,136,310)	(584,716)	1,509,672
LVIP SSGA Small-Cap Index Fund - Standard Class	461,238	4,968	66,559	(8,463)	63,064	(232,120)	(232,120)	(169,056)	292,182
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	145,353	49	16,598	13,140	29,787	(64,514)	(64,514)	(34,727)	110,626
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	141,227	2,647	28,597	13,268	44,512	53,892	53,892	98,404	239,631
MFS® VIT Mid Cap Growth Series - Initial Class	62,664	—	7,211	(4,408)	2,803	(31,835)	(31,835)	(29,032)	33,632
MFS® VIT New Discovery Series - Initial Class	20,576	—	2,820	(1,182)	1,638	6,163	6,163	7,801	28,377
MFS® VIT Total Return Series - Initial Class	549,951	13,207	20,231	10,268	43,706	(134,025)	(134,025)	(90,319)	459,632
MFS® VIT Utilities Series - Initial Class	50,957	1,142	1,722	2,942	5,806	(1,279)	(1,279)	4,527	55,484
MFS® VIT III Mid Cap Value Portfolio - Initial Class	88,851	1,460	14,526	(71)	15,915	19,254	19,254	35,169	124,020
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	202,051	(504)	20,013	30,480	49,989	(63,510)	(63,510)	(13,521)	188,530
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	35,747	153	5,340	(1,144)	4,349	(40,096)	(40,096)	(35,747)	—
Nomura VIP Emerging Markets Series - Standard Class	340,299	9,207	30,659	2,227	42,093	(322,178)	(322,178)	(280,085)	60,214
Nomura VIP Small Cap Value Series - Standard Class	395,063	5,606	33,250	9,506	48,362	(5,551)	(5,551)	42,811	437,874
PIMCO VIT Real Return Portfolio - Administrative Class	56,959	920	(3,798)	4,179	1,301	(58,260)	(58,260)	(56,959)	—
Templeton Global Bond VIP Fund - Class 1	300,697	(567)	(2,189)	(30,829)	(33,585)	(6,560)	(6,560)	(40,145)	260,552
Templeton Growth VIP Fund - Class 1	7,947	80	44	315	439	(202)	(202)	237	8,184
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Statements of changes in net assets (continued)
Year Ended December 31, 2025

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets At January 1, 2025 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2025 ($)

AB VPS Discovery Value Portfolio - Class A	7,629	50	382	(235)	197	(266)	(266)	(69)	7,560
AB VPS International Value Portfolio - Class A	27,563	803	11,113	(608)	11,308	(900)	(900)	10,408	37,971
AB VPS Relative Value Portfolio - Class A	504,435	4,786	87,783	(41,462)	51,107	(13,057)	(13,057)	38,050	542,485
AB VPS Sustainable Global Thematic Portfolio - Class A	229,849	(455)	22,535	(8,142)	13,938	(5,701)	(5,701)	8,237	238,086
American Funds® IS American High-Income Trust - Class 2	5,467	356	86	(6)	436	(134)	(134)	302	5,769
American Funds® IS Global Growth Fund - Class 2	194,562	2,550	62,569	(23,996)	41,123	(5,838)	(5,838)	35,285	229,847
American Funds® IS Global Small Capitalization Fund - Class 2	8,642	15	(1,219)	2,433	1,229	(243)	(243)	986	9,628
American Funds® IS Growth Fund - Class 2	2,201,949	2,559	467,036	(47,863)	421,732	(196,921)	(196,921)	224,811	2,426,760
American Funds® IS Growth-Income Fund - Class 2	242,393	55	29,252	(24,549)	4,758	(239,086)	(239,086)	(234,328)	8,065
American Funds® IS International Fund - Class 2	107,379	1,345	17,707	7,861	26,913	(9,676)	(9,676)	17,237	124,616
American Funds® IS U.S. Government Securities Fund - Class 2	35,404	1,508	(9,172)	10,313	2,649	(798)	(798)	1,851	37,255
DWS Equity 500 Index VIP Portfolio - Class A	835,931	7,675	382,549	(249,146)	141,078	(36,671)	(36,671)	104,407	940,338
DWS Small Cap Index VIP Portfolio - Class A	113,156	1,308	21,752	(9,420)	13,640	(4,548)	(4,548)	9,092	122,248
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	159,941	3,962	35,020	(15,826)	23,156	(4,176)	(4,176)	18,980	178,921
Fidelity® VIP Contrafund® Portfolio - Service Class	337,214	(509)	221,439	(150,912)	70,018	(12,876)	(12,876)	57,142	394,356
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2,102	—	819	13	832	(2,934)	(2,934)	(2,102)	—
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	—	239	140	595	974	10,145	10,145	11,119	11,119
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	772,495	24,495	58,854	62,381	145,730	184,745	184,745	330,475	1,102,970
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	—	537	307	1,737	2,581	26,328	26,328	28,909	28,909
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	4,204	155	766	392	1,313	1,154	1,154	2,467	6,671
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	30,479	687	3,443	3,601	7,731	15,160	15,160	22,891	53,370
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	—	66	9	(19)	56	5,503	5,503	5,559	5,559
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	8,408	126	897	749	1,772	(173)	(173)	1,599	10,007
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	—	—	610	—	610	(610)	(610)	—	—
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	74,622	1,279	(429)	1,319	2,169	(40,099)	(40,099)	(37,930)	36,692
Fidelity® VIP Mid Cap Portfolio - Service Class	42,370	104	2,694	513	3,311	(10,782)	(10,782)	(7,471)	34,899
Fidelity® VIP Overseas Portfolio - Service Class	202,873	4,082	35,356	5,302	44,740	30,132	30,132	74,872	277,745
Franklin Mutual Shares VIP Fund - Class 1	34,523	610	2,960	(438)	3,132	(8,972)	(8,972)	(5,840)	28,683
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	30,479	—	1,121	(930)	191	(30,670)	(30,670)	(30,479)	—
Janus Henderson Balanced Portfolio - Service Shares	884,272	12,840	34,226	79,636	126,702	(9,428)	(9,428)	117,274	1,001,546
LVIP American Century Disciplined Core Value Fund - Standard Class II	14,307	225	1,446	398	2,069	(354)	(354)	1,715	16,022
LVIP American Century Inflation Protection Fund - Service Class	31,702	2,303	(1,442)	1,067	1,928	(1,044)	(1,044)	884	32,586
LVIP American Century International Fund - Standard Class II	88,366	982	15,864	(3,052)	13,794	(2,749)	(2,749)	11,045	99,411
LVIP Baron Growth Opportunities Fund - Service Class	131,442	(238)	26,813	(39,994)	(13,419)	(2,793)	(2,793)	(16,212)	115,230
LVIP Baron Growth Opportunities Fund - Standard Class	87,404	(158)	18,822	(27,393)	(8,729)	(1,959)	(1,959)	(10,688)	76,716
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	14,236	301	2,479	(1,145)	1,635	(328)	(328)	1,307	15,543
LVIP BlackRock Equity Dividend Fund - Standard Class	144,628	2,297	11,385	5,001	18,683	(4,793)	(4,793)	13,890	158,518
LVIP BlackRock Global Allocation Fund - Standard Class	31,291	713	1,475	2,582	4,770	(8,282)	(8,282)	(3,512)	27,779
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	21,472	(41)	7,498	(6,335)	1,122	(476)	(476)	646	22,118
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	339,145	2,992	160,098	(111,478)	51,612	(9,851)	(9,851)	41,761	380,906
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	73,612	3,068	(8,971)	10,648	4,745	(1,996)	(1,996)	2,749	76,361
LVIP Franklin Templeton Core Bond Fund - Standard Class	514,964	20,302	(12,217)	26,418	34,503	(24,689)	(24,689)	9,814	524,778
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,445	140	(122)	498	516	(144)	(144)	372	5,817
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	20,851	461	1,071	1,216	2,748	(526)	(526)	2,222	23,073
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,279	53	73	129	255	(56)	(56)	199	2,478
LVIP Government Money Market Fund - Standard Class	5,488,242	161,348	175	—	161,523	(1,536,896)	(1,536,896)	(1,375,373)	4,112,869
LVIP JPMorgan Short Duration Bond Fund - Standard Class	208,778	7,622	(398)	3,093	10,317	(5,096)	(5,096)	5,221	213,999
LVIP Macquarie Wealth Builder Fund - Standard Class	36,993	1,164	(1,636)	4,769	4,297	(41,290)	(41,290)	(36,993)	—
LVIP Mondrian International Value Fund - Standard Class	104,935	4,792	47,651	(15,097)	37,346	(4,641)	(4,641)	32,705	137,640
LVIP Nomura High Yield Fund - Standard Class	17,280	1,035	(832)	1,340	1,543	(519)	(519)	1,024	18,304
LVIP Nomura Social Awareness Fund - Standard Class	19,839	112	8,180	(5,375)	2,917	(471)	(471)	2,446	22,285
LVIP Nomura U.S. Growth Fund - Standard Class	192,623	(392)	73,351	(30,488)	42,471	(5,579)	(5,579)	36,892	229,515
LVIP Nomura U.S. REIT Fund - Standard Class	52,291	1,407	916	(1,928)	395	(2,246)	(2,246)	(1,851)	50,440
LVIP SSGA Bond Index Fund - Standard Class	31,530	1,241	249	968	2,458	3,815	3,815	6,273	37,803
LVIP SSGA International Index Fund - Standard Class	169,213	5,125	6,122	26,371	37,618	(40,051)	(40,051)	(2,433)	166,780
LVIP SSGA Mid-Cap Index Fund - Standard Class	858,678	9,769	55,885	(7,782)	57,872	(48,183)	(48,183)	9,689	868,367
LVIP SSGA S&P 500 Index Fund - Standard Class	1,509,672	19,959	131,440	150,035	301,434	247,303	247,303	548,737	2,058,409
LVIP SSGA Small-Cap Index Fund - Standard Class	292,182	4,097	24,382	18,021	46,500	51,583	51,583	98,083	390,265
LVIP Structured Moderate Allocation Fund - Standard Class	—	997	345	(822)	520	40,354	40,354	40,874	40,874
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	110,626	(227)	33,431	(21,282)	11,922	(2,349)	(2,349)	9,573	120,199
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	239,631	5,063	228,231	(154,944)	78,350	230,168	230,168	308,518	548,149
MFS® VIT Mid Cap Growth Series - Initial Class	33,632	—	7,178	(5,991)	1,187	29,669	29,669	30,856	64,488
MFS® VIT New Discovery Series - Initial Class	28,377	—	1,540	2,517	4,057	13,152	13,152	17,209	45,586
MFS® VIT Total Return Series - Initial Class	459,632	12,110	20,767	16,851	49,728	(12,326)	(12,326)	37,402	497,034
MFS® VIT Utilities Series - Initial Class	55,484	1,618	12,818	(6,306)	8,130	(1,331)	(1,331)	6,799	62,283
MFS® VIT III Mid Cap Value Portfolio - Initial Class	124,020	1,016	5,509	(3,820)	2,705	(118,942)	(118,942)	(116,237)	7,783
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	188,530	(381)	14,702	(4,391)	9,930	(5,222)	(5,222)	4,708	193,238
Nomura VIP Emerging Markets Series - Standard Class	60,214	1,028	23,751	19,348	44,127	(7,970)	(7,970)	36,157	96,371
Nomura VIP Small Cap Value Series - Standard Class	437,874	5,366	81,407	(53,397)	33,376	(10,047)	(10,047)	23,329	461,203
T. Rowe Price Equity Income Portfolio	—	349	3,176	(565)	2,960	27,060	27,060	30,020	30,020
Templeton Global Bond VIP Fund - Class 1	260,552	(551)	(63,240)	104,890	41,099	(6,305)	(6,305)	34,794	295,346
Templeton Growth VIP Fund - Class 1	8,184	83	2,295	(436)	1,942	(219)	(219)	1,723	9,907
See accompanying notes

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements
December 31, 2025
1. Accounting Policies and Variable Account Information
The Variable Account: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of the Company. The Variable Account consists of four products as follows:

•Lincoln CVUL Series III
•Lincoln Corporate Commitment VUL
•Lincoln Corporate Variable 4
•Lincoln Corporate Variable 5
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred sixty-nine available mutual funds (the Funds) of twenty-five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. Comstock Fund - Series I Shares**
Invesco V.I. EQV International Equity Fund - Series I Shares**
Invesco V.I. Growth and Income Fund - Series I Shares**
Invesco V.I. Main Street Small Cap Fund®- Series I Shares**

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A**
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

Allspring Variable Trust:
Allspring VT Discovery SMID Cap Growth Fund - Class 2**

American Funds Insurance Series®:
American Funds® IS American High-Income Trust - Class 2
American Funds® IS Capital Income Builder - Class 2**
American Funds® IS Global Growth Fund - Class 2
American Funds® IS Global Small Capitalization Fund - Class 2
American Funds® IS Growth Fund - Class 2
American Funds® IS Growth-Income Fund - Class 2
American Funds® IS International Fund - Class 2
American Funds® IS The Bond Fund of America - Class 2**
American Funds® IS U.S. Government Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class I**

BlackRock Variable Series Funds II, Inc.:
BlackRock High Yield V.I. Fund - Class I**

Delaware VIP® Trust:
Nomura VIP Emerging Markets Series - Standard Class
Nomura VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A**

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class**

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager 50% Portfolio - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Equity-Income Portfolio - Service Class**
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class**
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class**
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class**
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class**
Fidelity® VIP Growth Portfolio - Service Class**
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Overseas Portfolio - Service Class
Fidelity® VIP Real Estate Portfolio - Service Class**

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund - Class 1**
Franklin Mutual Shares VIP Fund - Class 1
Franklin Rising Dividends VIP Fund - Class 1**
Franklin Small Cap Value VIP Fund - Class 2**
Franklin Small-Mid Cap Growth VIP Fund - Class 1**
Franklin U.S. Government Securities VIP Fund - Class 1**
Templeton Global Bond VIP Fund - Class 1
Templeton Growth VIP Fund - Class 1

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Mid Cap Value Fund - Service Shares**
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares**

Ivy Variable Insurance Portfolios:
Nomura VIP Asset Strategy Series - Service Class**

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares**
Janus Henderson Flexible Bond Portfolio - Service Shares**
Janus Henderson Global Research Portfolio - Service Shares**

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class I**
ClearBridge Variable Mid Cap Portfolio - Class I**
ClearBridge Variable Small Cap Growth Portfolio - Class I**

Lincoln Variable Insurance Products Trust*:
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class**
LVIP American Century Disciplined Core Value Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Service Class
LVIP American Century International Fund - Standard Class II
LVIP American Century Mid Cap Value Fund - Standard Class II**
LVIP American Century Ultra® Fund - Standard Class**
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class**
LVIP BlackRock Real Estate Fund - Standard Class**
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class**
LVIP Channing Small Cap Value Fund - Standard Class**
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class**
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class**
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class**
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class**
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Standard Class**
LVIP JPMorgan High Yield Fund - Standard Class**
LVIP JPMorgan Mid Cap Value Fund - Standard Class**
LVIP JPMorgan Retirement Income Fund - Standard Class**
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class**
LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP JPMorgan Small Cap Core Fund - Standard Class**
LVIP JPMorgan U.S. Equity Fund - Standard Class**
LVIP Loomis Sayles Global Growth Fund - Standard Class**
LVIP MFS International Growth Fund - Standard Class**
LVIP MFS Value Fund - Standard Class**
LVIP Mondrian Global Income Fund - Standard Class**
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**
LVIP Nomura Diversified Floating Rate Fund - Standard Class**
LVIP Nomura High Yield Fund - Standard Class
LVIP Nomura Mid Cap Value Fund - Standard Class**
LVIP Nomura SMID Cap Core Fund - Standard Class**
LVIP Nomura Social Awareness Fund - Standard Class
LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Nomura U.S. REIT Fund - Standard Class
LVIP PIMCO Low Duration Bond Fund - Standard Class**
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class**
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class**
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class**
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class**
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class**
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Standard Class**
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Standard Class**
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class**
LVIP T. Rowe Price 2020 Fund - Standard Class**
LVIP T. Rowe Price 2030 Fund - Standard Class**
LVIP T. Rowe Price 2040 Fund - Standard Class**
LVIP T. Rowe Price 2050 Fund - Standard Class**
LVIP T. Rowe Price 2060 Fund - Standard Class**
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**
LVIP Vanguard Bond Allocation Fund - Standard Class**
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Standard Class**
LVIP Wellington SMID Cap Value Fund - Standard Class**

M Fund, Inc.:
M Capital Appreciation Fund**
M International Equity Fund**
M Large Cap Growth Fund**
M Large Cap Value Fund**

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class**
MFS® VIT Mid Cap Growth Series - Initial Class
MFS® VIT New Discovery Series - Initial Class
MFS® VIT Total Return Bond Series - Initial Class**
MFS® VIT Total Return Series - Initial Class
MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class**
MFS® VIT II Technology Portfolio - Initial Class**

MFS® Variable Insurance Trust III:
MFS® VIT III Mid Cap Value Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class**

Northern Lights Variable Trust:
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares**
TOPS® Balanced ETF Portfolio - Class 2 Shares**
TOPS® Conservative ETF Portfolio - Class 2 Shares**
TOPS® Growth ETF Portfolio - Class 2 Shares**
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class**
PIMCO VIT Real Return Portfolio - Administrative Class**
PIMCO VIT Total Return Portfolio - Administrative Class**

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2025
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2025. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity. Lincoln Financial Investments Corporation is an affiliate of the Company.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2025 and 2024
Investment Fund Changes: During 2024, the following funds became available as investment options for account contract owners.

Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	LVIP JPMorgan Mid Cap Value Fund - Standard Class
LVIP Channing Small Cap Value Fund - Standard Class	LVIP JPMorgan U.S. Equity Fund - Standard Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Disciplined Core Value Fund - Class I	LVIP American Century Disciplined Core Value Fund - Standard Class II
American Century VP Inflation Protection Fund - Class II	LVIP American Century Inflation Protection Fund - Service Class
American Century VP International Fund - Class I	LVIP American Century International Fund - Standard Class II
American Century VP Mid Cap Value - Class I	LVIP American Century Mid Cap Value Fund - Standard Class II
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class I	ClearBridge Variable Growth Portfolio - Class I
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
During 2025, Nomura Asset Management acquired Macquarie Management Holdings, Inc. The following funds were affected:

Predecessor Fund	Fund
Macquarie VIP Asset Strategy Series - Service Class	Nomura VIP Asset Strategy Series - Service Class
Macquarie VIP Emerging Markets Series - Standard Class	Nomura VIP Emerging Markets Series - Standard Class
Macquarie VIP Small Cap Value Series - Standard Class	Nomura VIP Small Cap Value Series - Standard Class
Also during 2025, the following funds changed their names:

Previous Fund Name	New Fund Name
Fidelity® VIP Asset Manager Portfolio - Service Class	Fidelity® VIP Asset Manager 50% Portfolio - Service Class
LVIP Macquarie Value Fund - Standard Class	LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Macquarie Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Macquarie High Yield Fund - Standard Class	LVIP Nomura High Yield Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Nomura Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Nomura U.S. REIT Fund - Standard Class
Also during 2025, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Western Asset Core Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the Statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
•Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
•Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
•Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)
The Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products assess a mortality and expense guarantees charge. The mortality and expense guarantees deducted as a monthly charge for the years ended December 31, 2025 and 2024, amounted to $19,807 and $18,570, respectively.
The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2025 and 2024, amounted to $1,052 and $1,111, respectively.
The Company assumes responsibility for providing the insurance benefits included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. Administrative fees for the years ended December 31, 2025 and 2024, totaled $6,165 and $6,826, respectively. The cost of insurance charges for the years ended December 31, 2025 and 2024, amounted to $255,139 and $378,605, respectively.
Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2025 and 2024, no transfer fees were deducted from the variable subaccounts.
Premium load, cost of insurance, administrative and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2025, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2025	12/8/2025	0.10%	0.10%	10.51	10.51	720	7,560	-0.01%	-0.01%	0.86%
	2024		0.20%	0.20%	21.03	21.03	363	7,629	9.80%	9.80%	0.87%
	2023		0.20%	0.20%	19.15	19.15	376	7,211	16.95%	16.95%	1.08%
	2022		0.20%	0.20%	16.38	16.38	393	6,430	-15.80%	-15.80%	1.10%
	2021		0.20%	0.20%	19.45	19.45	408	7,945	35.67%	35.67%	0.78%

AB VPS International Value Portfolio - Class A	2025	12/8/2025	0.10%	0.10%	10.51	10.51	3,615	37,971	2.74%	2.74%	2.59%
	2024		0.20%	0.20%	12.11	12.11	2,276	27,563	4.86%	4.86%	2.71%
	2023		0.20%	0.20%	11.55	11.55	2,340	27,022	14.92%	14.92%	0.82%
	2022		0.20%	0.20%	10.05	10.05	2,415	24,264	-13.78%	-13.78%	4.63%
	2021		0.20%	0.20%	11.65	11.65	2,492	29,040	10.86%	10.86%	2.04%

AB VPS Relative Value Portfolio - Class A	2025	12/8/2025	0.10%	0.10%	10.44	10.44	51,965	542,485	0.82%	0.82%	1.11%
	2024		0.20%	0.20%	26.13	26.13	19,306	504,435	12.80%	12.80%	1.46%
	2023		0.20%	0.20%	23.16	23.16	19,806	458,791	11.80%	11.80%	1.51%
	2022		0.20%	0.20%	20.72	20.72	20,393	422,524	-4.38%	-4.38%	1.41%
	2021		0.20%	0.20%	21.67	21.67	20,987	454,748	27.90%	27.90%	0.83%

AB VPS Sustainable Global Thematic Portfolio - Class A	2025	12/8/2025	0.10%	0.10%	10.04	10.04	23,717	238,086	-1.03%	-1.03%	0.00%
	2024		0.20%	0.20%	24.71	24.71	9,302	229,849	6.00%	6.00%	0.00%
	2023		0.20%	0.20%	23.31	23.31	9,542	222,445	15.78%	15.78%	0.29%
	2022		0.20%	0.20%	20.13	20.13	9,826	197,841	-27.13%	-27.13%	0.00%
	2021		0.20%	0.20%	27.63	27.63	10,099	279,048	22.62%	22.62%	0.00%

American Funds® IS American High-Income Trust - Class 2	2025	12/8/2025	0.10%	0.10%	10.17	10.17	567	5,769	0.61%	0.61%	6.53%
	2024		0.20%	0.20%	15.92	15.92	343	5,467	9.45%	9.45%	6.68%
	2023		0.20%	0.20%	14.55	14.55	352	5,122	12.23%	12.23%	7.19%
	2022		0.20%	0.20%	12.96	12.96	363	4,700	-9.45%	-9.45%	7.77%
	2021		0.20%	0.20%	14.31	14.31	373	5,341	8.20%	8.20%	4.27%

American Funds® IS Global Growth Fund - Class 2	2025	12/8/2025	0.10%	0.10%	10.38	10.38	22,152	229,847	0.67%	0.67%	1.41%
	2024		0.20%	0.20%	27.54	27.54	7,065	194,562	13.46%	13.46%	1.55%
	2023		0.20%	0.20%	24.27	24.27	7,270	176,453	22.36%	22.36%	0.91%
	2022		0.20%	0.20%	19.84	19.84	7,505	148,875	-24.89%	-24.89%	0.67%
	2021		0.20%	0.20%	26.41	26.41	7,741	204,441	16.19%	16.19%	0.33%

American Funds® IS Global Small Capitalization Fund - Class 2	2025	12/8/2025	0.10%	0.10%	10.40	10.40	925	9,628	-0.46%	-0.46%	0.36%
	2024		0.20%	0.20%	16.80	16.80	515	8,642	2.13%	2.13%	1.06%
	2023		0.20%	0.20%	16.45	16.45	529	8,703	15.94%	15.94%	0.27%
	2022		0.20%	0.20%	14.19	14.19	546	7,745	-29.69%	-29.69%	0.00%
	2021		0.00%	0.20%	20.18	39.23	6,215	233,059	6.52%	6.74%	0.00%

American Funds® IS Growth Fund - Class 2	2025		0.00%	0.10%	19.48	108.31	68,219	2,426,760	20.15%	20.23%	0.16%
	2024		0.00%	0.20%	47.53	90.09	30,739	2,201,949	31.36%	31.63%	0.34%
	2023		0.00%	0.20%	36.18	68.44	29,558	1,704,626	38.20%	38.48%	0.37%
	2022		0.00%	0.20%	26.18	49.42	30,955	1,292,388	-30.08%	-29.94%	0.47%
	2021		0.00%	0.20%	37.44	70.54	11,873	485,440	21.74%	21.99%	0.22%

American Funds® IS Growth-Income Fund - Class 2	2025	12/8/2025	0.10%	0.10%	10.24	10.24	787	8,065	-0.04%	-0.04%	0.07%
	2024		0.00%	0.20%	32.44	60.78	4,088	242,393	23.98%	24.23%	1.15%
	2023		0.00%	0.20%	26.16	48.93	3,641	173,145	25.89%	26.14%	1.41%
	2022		0.20%	0.20%	20.78	20.78	3,120	116,995	-16.66%	-16.66%	1.74%
	2021		0.20%	0.20%	24.94	24.94	228	5,690	23.89%	23.89%	1.14%

American Funds® IS International Fund - Class 2	2025		0.00%	0.10%	13.58	31.17	10,562	124,616	26.64%	26.76%	1.34%
	2024		0.00%	0.20%	13.65	24.59	7,654	107,379	2.95%	3.16%	0.49%
	2023		0.00%	0.35%	13.25	23.84	26,002	481,676	15.44%	15.84%	1.34%
	2022		0.00%	0.35%	11.46	20.58	26,383	421,681	-21.06%	-20.79%	1.74%
	2021		0.00%	0.35%	14.50	25.98	28,554	580,238	-1.84%	-1.49%	2.49%

American Funds® IS U.S. Government Securities Fund - Class 2	2025	12/8/2025	0.10%	0.10%	10.06	10.06	3,703	37,255	0.50%	0.50%	4.31%
	2024		0.20%	0.20%	11.10	11.10	3,189	35,404	0.54%	0.54%	4.01%
	2023		0.20%	0.20%	11.04	11.04	3,261	36,004	2.68%	2.68%	3.72%
	2022		0.20%	0.20%	10.75	10.75	3,341	35,920	-11.13%	-11.13%	3.75%
	2021		0.20%	0.20%	12.10	12.10	3,421	41,389	-0.82%	-0.82%	1.29%

BlackRock Equity Dividend V.I. Fund - Class I	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.64%
	2023		0.35%	0.35%	25.62	25.62	3,412	87,387	11.84%	11.84%	2.04%
	2022		0.35%	0.35%	22.90	22.90	3,561	81,565	-4.18%	-4.18%	1.68%
	2021		0.35%	0.35%	23.90	23.90	3,662	87,534	20.12%	20.12%	1.54%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.00%	0.20%	21.36	26.70	2,164	49,032	6.46%	6.67%	0.94%

BlackRock High Yield V.I. Fund - Class I	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.00%
	2021		0.00%	0.00%	12.61	12.61	12,215	154,019	5.32%	5.32%	4.48%

ClearBridge Variable Small Cap Growth Portfolio - Class I	2023		0.20%	0.20%	22.19	22.19	3,316	73,577	8.19%	8.19%	0.00%
	2022		0.20%	0.20%	20.51	20.51	2,467	50,593	-28.99%	-28.99%	0.00%
	2021		0.20%	0.20%	28.88	28.88	2,129	61,489	12.38%	12.38%	0.00%

DWS Equity 500 Index VIP Portfolio - Class A	2025		0.10%	0.10%	16.96	16.96	90,983	940,338	17.52%	17.52%	1.08%
	2024		0.20%	0.20%	35.06	35.06	25,052	835,931	24.38%	24.38%	1.22%
	2023		0.20%	0.35%	28.19	47.80	26,821	817,906	25.56%	25.75%	1.36%
	2022		0.20%	0.35%	22.41	38.01	27,614	670,435	-18.62%	-18.50%	1.26%
	2021		0.20%	0.35%	27.50	46.64	28,683	859,823	27.95%	28.14%	1.43%

DWS Small Cap Index VIP Portfolio - Class A	2025	12/8/2025	0.10%	0.10%	10.62	10.62	11,510	122,248	-1.45%	-1.45%	1.35%
	2024		0.20%	0.20%	21.03	21.03	5,381	113,156	10.93%	10.93%	1.23%
	2023		0.20%	0.35%	18.96	31.82	7,543	167,790	16.35%	16.52%	1.12%
	2022		0.20%	0.35%	16.27	27.35	7,908	150,960	-20.91%	-20.79%	0.92%
	2021		0.20%	0.35%	20.54	34.58	8,231	198,131	14.10%	14.27%	0.83%

Fidelity® VIP Asset Manager 50% Portfolio - Service Class	2025	12/8/2025	0.10%	0.10%	10.20	10.20	17,534	178,921	0.61%	0.61%	2.54%
	2024		0.20%	0.20%	16.85	16.85	9,494	159,941	8.12%	8.12%	2.37%
	2023		0.20%	0.20%	15.58	15.58	9,741	151,772	12.67%	12.67%	2.28%
	2022		0.20%	0.20%	13.83	13.83	10,022	138,588	-15.20%	-15.20%	1.98%
	2021		0.20%	0.20%	16.31	16.31	10,307	168,092	9.58%	9.58%	1.49%

Fidelity® VIP Contrafund® Portfolio - Service Class	2025	12/8/2025	0.10%	0.10%	10.41	10.41	37,885	394,356	0.35%	0.35%	0.05%
	2024		0.20%	0.20%	36.96	36.96	9,123	337,214	33.37%	33.37%	0.09%
	2023		0.20%	0.20%	27.72	27.72	9,475	262,602	33.07%	33.07%	0.40%
	2022		0.20%	0.20%	20.83	20.83	9,907	206,336	-26.53%	-26.53%	0.40%
	2021		0.20%	0.20%	28.35	28.35	10,337	293,038	27.45%	27.45%	0.05%

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2024		0.00%	0.00%	20.12	20.12	104	2,102	7.55%	7.55%	2.74%
	2023		0.00%	0.00%	18.70	18.70	100	1,870	12.34%	12.34%	3.08%
	2022		0.00%	0.00%	16.65	16.65	50	826	-15.83%	-15.83%	2.00%
	2021	3/17/2021	0.00%	0.00%	19.78	19.78	843	16,677	7.21%	7.21%	1.16%

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2025	5/13/2025	0.00%	0.00%	16.61	16.61	669	11,119	9.59%	9.59%	2.22%

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	2025		0.00%	0.00%	27.01	27.01	40,832	1,102,970	15.33%	15.33%	2.43%
	2024		0.00%	0.00%	23.42	23.42	32,981	772,495	9.34%	9.34%	2.35%
	2023		0.00%	0.00%	21.42	21.42	22,398	479,797	14.56%	14.56%	2.56%
	2022		0.00%	0.00%	18.70	18.70	12,458	232,954	-16.94%	-16.94%	1.90%
	2021		0.00%	0.00%	22.51	22.51	13,682	308,038	12.24%	12.24%	1.02%

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	2025	5/23/2025	0.00%	0.00%	18.63	18.63	1,552	28,909	11.20%	11.20%	2.11%

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2025		0.00%	0.00%	32.94	32.94	203	6,671	18.67%	18.67%	2.04%
	2024	2/23/2024	0.00%	0.00%	27.76	27.76	151	4,204	7.94%	7.94%	1.73%
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.48%
	2021		0.00%	0.00%	25.32	25.32	3,138	79,462	17.68%	17.68%	1.00%

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	2025		0.00%	0.00%	20.51	20.51	2,602	53,370	19.73%	19.73%	1.61%
	2024		0.00%	0.00%	17.13	17.13	1,779	30,479	13.70%	13.70%	1.41%
	2023	1/18/2023	0.00%	0.00%	15.07	15.07	1,055	15,900	13.23%	13.23%	2.24%

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.19%
	2022		0.00%	0.00%	20.75	20.75	5,652	117,303	-18.35%	-18.35%	1.52%
	2021		0.00%	0.00%	25.42	25.42	5,558	141,266	17.73%	17.73%	0.92%

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	2025	10/30/2025	0.00%	0.00%	20.53	20.53	271	5,559	0.97%	0.97%	1.20%

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	2025		0.00%	0.00%	20.55	20.55	487	10,007	19.75%	19.75%	1.31%
	2024		0.00%	0.00%	17.16	17.16	490	8,408	13.72%	13.72%	1.18%
	2023	3/10/2023	0.00%	0.00%	15.09	15.09	372	5,612	17.04%	17.04%	1.93%

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.04%
	2021		0.00%	0.00%	14.93	14.93	18,076	269,779	3.17%	3.17%	0.99%

Fidelity® VIP Investment Grade Bond Portfolio - Service Class	2025		0.00%	0.00%	13.22	13.22	2,775	36,692	7.14%	7.14%	3.42%
	2024		0.00%	0.00%	12.34	12.34	6,046	74,622	1.62%	1.62%	1.67%
	2023		0.20%	0.35%	11.70	11.89	86,326	1,036,562	5.75%	5.91%	4.79%
	2022		0.20%	0.35%	11.06	11.23	38,453	430,743	-13.33%	-13.20%	2.23%
	2021		0.20%	0.35%	12.77	12.93	40,385	521,309	-1.07%	-0.92%	2.03%

Fidelity® VIP Mid Cap Portfolio - Service Class	2025		0.00%	0.10%	14.55	58.64	1,224	34,899	11.55%	11.66%	0.33%
	2024		0.00%	0.20%	24.08	52.51	2,073	42,370	17.12%	17.35%	0.45%
	2023		0.00%	0.20%	20.56	44.75	1,420	50,393	14.77%	15.00%	0.54%
	2022		0.00%	0.20%	17.91	38.91	1,380	41,991	-15.02%	-14.85%	0.35%
	2021		0.00%	0.20%	21.08	45.70	1,836	66,125	25.25%	25.51%	0.53%

Fidelity® VIP Overseas Portfolio - Service Class	2025		0.00%	0.00%	32.08	32.08	9,968	277,745	20.28%	20.28%	1.64%
	2024		0.00%	0.20%	16.67	26.67	7,986	202,873	4.74%	4.95%	1.62%
	2023		0.00%	0.20%	15.91	25.41	8,578	208,172	20.17%	20.41%	0.90%
	2022		0.20%	0.20%	13.24	13.24	8,849	178,419	-24.74%	-24.74%	1.59%
	2021		0.20%	0.20%	17.59	17.59	1,087	19,122	19.34%	19.34%	0.45%

Franklin Mutual Shares VIP Fund - Class 1	2025		0.00%	0.10%	13.81	33.30	1,168	28,683	11.70%	11.81%	2.05%
	2024		0.00%	0.00%	29.78	29.78	1,966	34,523	11.49%	11.49%	2.10%
	2023		0.00%	0.20%	26.47	26.71	1,576	41,831	13.50%	13.73%	2.23%
	2022		0.00%	0.20%	23.32	23.49	1,475	34,459	-7.34%	-7.15%	1.87%
	2021		0.00%	0.20%	25.17	25.30	1,980	49,898	19.28%	19.52%	3.14%

Invesco V.I. Main Street Small Cap Fund®- Series I Shares	2024		0.00%	0.00%	23.69	23.69	1,286	30,479	12.68%	12.68%	0.00%
	2023		0.00%	0.00%	21.03	21.03	979	20,576	18.13%	18.13%	1.70%
	2022	5/18/2022	0.00%	0.00%	17.80	17.80	2,646	47,086	1.72%	1.72%	0.77%

Janus Henderson Balanced Portfolio - Service Shares	2025		0.35%	0.35%	37.21	37.21	26,916	1,001,546	14.42%	14.42%	1.72%
	2024		0.35%	0.35%	32.52	32.52	27,191	884,272	14.74%	14.74%	1.77%
	2023		0.35%	0.35%	28.34	28.34	27,500	779,392	14.73%	14.73%	1.80%
	2022		0.35%	0.35%	24.70	24.70	27,867	688,398	-16.91%	-16.91%	0.98%
	2021		0.35%	0.35%	29.73	29.73	28,221	838,998	16.50%	16.50%	0.67%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2023		0.20%	0.35%	49.08	49.98	21,579	1,076,638	45.81%	46.03%	0.00%
	2022		0.20%	0.35%	33.66	34.22	25,079	857,117	-40.93%	-40.84%	0.00%
	2021		0.00%	0.35%	54.83	57.85	52,679	2,953,865	20.05%	20.47%	0.00%

LVIP American Century Disciplined Core Value Fund - Standard Class II	2025	12/8/2025	0.10%	0.10%	10.47	10.47	1,530	16,022	1.04%	1.04%	1.72%
	2024		0.20%	0.20%	22.91	22.91	625	14,307	12.86%	12.86%	1.31%
	2023		0.20%	0.20%	20.30	20.30	640	12,993	8.43%	8.43%	1.54%
	2022		0.20%	0.20%	18.72	18.72	658	12,324	-12.91%	-12.91%	1.77%
	2021		0.20%	0.20%	21.49	21.49	677	14,553	23.40%	23.40%	1.08%

LVIP American Century Inflation Protection Fund - Service Class	2025	12/8/2025	0.10%	0.10%	9.98	9.98	3,265	32,586	0.00%	0.00%	7.25%
	2024		0.20%	0.20%	11.51	11.51	2,755	31,702	1.34%	1.34%	3.69%
	2023		0.20%	0.20%	11.36	11.36	2,845	32,302	3.19%	3.19%	3.32%
	2022		0.20%	0.20%	11.00	11.00	2,944	32,399	-13.25%	-13.25%	5.02%
	2021		0.20%	0.20%	12.69	12.69	3,043	38,606	6.06%	6.06%	3.14%

LVIP American Century International Fund - Standard Class II	2025	12/8/2025	0.10%	0.10%	10.24	10.24	9,707	99,411	0.31%	0.31%	1.22%
	2024		0.20%	0.20%	14.78	14.78	5,979	88,366	2.40%	2.40%	1.61%
	2023		0.20%	0.20%	14.43	14.43	6,160	88,908	12.35%	12.35%	1.38%
	2022		0.20%	0.20%	12.85	12.85	6,365	81,764	-24.90%	-24.90%	1.46%
	2021		0.20%	0.20%	17.11	17.11	6,566	112,318	8.53%	8.53%	0.16%

LVIP Baron Growth Opportunities Fund - Service Class	2025	12/8/2025	0.10%	0.10%	10.41	10.41	11,067	115,230	2.70%	2.70%	0.00%
	2024		0.20%	0.20%	25.50	25.50	5,155	131,442	5.23%	5.23%	0.23%
	2023		0.20%	0.20%	24.23	24.23	5,281	127,979	17.57%	17.57%	0.00%
	2022		0.20%	0.20%	20.61	20.61	5,425	111,814	-25.98%	-25.98%	0.00%
	2021		0.20%	0.20%	27.84	27.84	5,570	155,091	18.48%	18.48%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.42	10.42	7,365	76,716	2.71%	2.71%	0.00%
	2024		0.20%	0.20%	26.18	26.18	3,339	87,404	5.50%	5.50%	0.47%
	2023		0.20%	0.20%	24.81	24.81	3,430	85,113	17.87%	17.87%	0.00%
	2022		0.20%	0.20%	21.05	21.05	3,542	74,570	-25.79%	-25.79%	0.00%
	2021		0.20%	0.20%	28.37	28.37	3,652	103,612	18.78%	18.78%	0.00%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.42	10.42	1,491	15,543	1.50%	1.50%	2.24%
	2024		0.20%	0.20%	19.97	19.97	713	14,236	11.27%	11.27%	2.82%
	2023		0.20%	0.20%	17.95	17.95	730	13,100	9.18%	9.18%	2.69%
	2022		0.20%	0.20%	16.44	16.44	750	12,333	-2.48%	-2.48%	2.30%
	2021		0.20%	0.20%	16.86	16.86	771	13,004	22.82%	22.82%	2.09%

LVIP BlackRock Equity Dividend Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.49	10.49	15,112	158,518	1.95%	1.95%	1.75%
	2024		0.20%	0.20%	20.76	20.76	6,967	144,628	6.97%	6.97%	0.98%
	2023		0.20%	0.20%	19.41	34.13	12,760	329,441	3.28%	3.28%	1.79%
	2022		0.20%	0.20%	18.79	33.05	13,210	329,951	-3.46%	-3.46%	1.83%
	2021		0.20%	0.20%	19.46	34.23	14,716	389,435	22.17%	22.17%	4.53%

LVIP BlackRock Global Allocation Fund - Standard Class	2025		0.00%	0.10%	14.04	33.40	1,104	27,779	18.60%	18.71%	2.54%
	2024		0.00%	0.00%	28.13	28.13	1,851	31,291	9.51%	9.51%	1.26%
	2023		0.00%	0.20%	20.47	25.69	1,710	37,685	13.40%	13.62%	2.94%
	2022	6/3/2022	0.00%	0.20%	18.05	22.61	1,608	30,833	-5.05%	-4.94%	0.36%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.18	10.18	2,173	22,118	-0.85%	-0.85%	0.00%
	2024		0.20%	0.20%	30.82	30.82	697	21,472	30.16%	30.16%	0.01%
	2023		0.20%	0.20%	23.68	23.68	713	16,891	33.89%	33.89%	0.41%
	2022		0.20%	0.20%	17.68	17.68	733	12,964	-26.88%	-26.88%	0.00%
	2021		0.20%	0.20%	24.19	24.19	754	18,225	30.58%	30.58%	0.00%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.37	10.37	36,714	380,906	0.23%	0.23%	1.04%
	2024		0.20%	0.20%	32.07	32.07	10,574	339,145	20.53%	20.53%	1.11%
	2023		0.20%	0.20%	26.61	26.61	10,878	289,478	22.54%	22.54%	1.38%
	2022		0.20%	0.20%	21.72	21.72	11,231	243,890	-15.42%	-15.42%	1.36%
	2021		0.20%	0.20%	25.67	25.67	11,584	297,420	27.29%	27.29%	1.18%

LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.04	10.04	7,603	76,361	0.31%	0.31%	4.27%
	2024		0.20%	0.20%	11.76	11.76	6,259	73,612	1.78%	1.78%	4.23%
	2023		0.20%	0.20%	11.56	11.56	6,449	74,517	6.02%	6.02%	4.02%
	2022		0.20%	0.20%	10.90	10.90	6,695	72,970	-14.03%	-14.03%	3.28%
	2021		0.20%	0.20%	12.68	12.68	6,942	87,997	-1.49%	-1.49%	4.87%

LVIP Franklin Templeton Core Bond Fund - Standard Class	2025		0.00%	0.35%	11.24	20.65	39,252	524,778	6.87%	7.25%	4.18%
	2024		0.00%	0.35%	11.67	19.26	40,459	514,964	1.25%	1.61%	4.59%
	2023		0.00%	0.35%	11.51	18.95	46,028	580,701	5.56%	5.93%	1.96%
	2022		0.00%	0.35%	10.88	17.89	68,625	950,691	-14.00%	-13.70%	2.88%
	2021		0.00%	0.40%	12.64	24.45	82,511	1,423,060	-2.19%	-1.80%	2.09%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.17	10.17	572	5,817	0.35%	0.35%	2.70%
	2024		0.20%	0.20%	14.30	14.30	381	5,445	7.49%	7.49%	3.47%
	2023		0.20%	0.20%	13.31	13.31	391	5,201	9.50%	9.50%	2.01%
	2022		0.20%	0.20%	12.15	12.15	403	4,897	-15.57%	-15.57%	2.64%
	2021		0.20%	0.20%	14.39	14.39	415	5,977	7.42%	7.42%	3.49%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.26	10.26	2,249	23,073	0.49%	0.49%	2.31%
	2024		0.20%	0.20%	15.07	15.07	1,383	20,851	10.92%	10.92%	2.96%
	2023		0.20%	0.20%	13.59	13.59	1,419	19,288	13.10%	13.10%	1.93%
	2022	5/11/2022	0.20%	0.20%	12.01	12.01	1,463	17,573	-18.84%	-18.84%	2.47%
	2021		0.20%	0.20%	14.80	14.80	1,508	22,326	12.55%	12.55%	3.13%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.22	10.22	242	2,478	0.42%	0.42%	2.41%
	2024		0.20%	0.20%	14.68	14.68	155	2,279	9.97%	9.97%	3.06%
	2023		0.20%	0.20%	13.35	13.35	159	2,125	11.62%	11.62%	1.95%
	2022		0.20%	0.20%	11.96	11.96	164	1,961	-17.54%	-17.54%	2.64%
	2021		0.20%	0.20%	14.50	14.50	169	2,450	10.58%	10.58%	3.09%

LVIP Government Money Market Fund - Standard Class	2025		0.00%	0.00%	13.74	13.74	319,277	4,112,869	3.97%	3.97%	3.90%
	2024		0.00%	0.20%	11.34	13.21	435,182	5,488,242	4.73%	4.94%	4.80%
	2023		0.00%	0.20%	10.83	12.59	364,998	4,498,528	4.54%	4.75%	4.65%
	2022		0.00%	0.20%	10.36	12.02	331,160	3,895,702	1.10%	1.30%	1.38%
	2021		0.00%	0.20%	10.25	11.86	266,611	3,088,080	-0.18%	0.02%	0.01%

LVIP JPMorgan High Yield Fund - Standard Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.01%
	2023		0.20%	0.20%	18.12	18.12	31,938	578,585	11.54%	11.54%	5.42%
	2022		0.20%	0.20%	16.24	16.24	27,612	448,453	-10.41%	-10.41%	5.69%
	2021		0.20%	0.20%	18.13	18.13	28,694	520,174	6.22%	6.22%	4.73%

LVIP JPMorgan Retirement Income Fund - Standard Class	2023		0.00%	0.00%	12.57	12.57	5,581	70,146	11.60%	11.60%	3.42%
	2022	6/10/2022	0.00%	0.00%	11.26	11.26	11,076	124,738	-1.35%	-1.35%	2.07%

LVIP JPMorgan Short Duration Bond Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.06	10.06	21,265	213,999	0.39%	0.39%	3.78%
	2024		0.20%	0.20%	11.87	11.87	17,583	208,778	4.09%	4.09%	3.99%
	2023		0.20%	0.20%	11.41	11.41	18,024	205,604	4.79%	4.79%	3.54%
	2022		0.20%	0.20%	10.89	10.89	18,525	201,673	-4.31%	-4.31%	2.49%
	2021		0.20%	0.20%	11.38	11.38	19,020	216,390	-0.87%	-0.87%	1.73%

LVIP Macquarie Wealth Builder Fund - Standard Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.23%
	2024		0.20%	0.20%	15.67	15.67	2,361	36,993	7.97%	7.97%	2.83%
	2023		0.20%	0.20%	14.51	14.51	2,421	35,125	9.69%	9.69%	2.84%
	2022		0.20%	0.20%	13.23	13.23	2,489	32,923	-11.39%	-11.39%	2.25%
	2021		0.20%	0.20%	14.93	14.93	2,557	38,179	11.56%	11.56%	2.07%

LVIP MFS Value Fund - Standard Class	2021		0.00%	0.00%	31.78	31.78	4,630	147,152	25.46%	25.46%	0.87%

LVIP Mondrian International Value Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.35	10.35	13,299	137,640	1.70%	1.70%	4.05%
	2024		0.20%	0.20%	13.25	13.25	7,920	104,935	4.49%	4.49%	3.17%
	2023		0.20%	0.20%	12.68	12.68	8,232	104,384	19.87%	19.87%	3.30%
	2022		0.20%	0.20%	10.58	10.58	8,591	90,875	-10.93%	-10.93%	2.79%
	2021		0.20%	0.20%	11.88	11.88	8,936	106,131	11.04%	11.04%	3.40%

LVIP Nomura High Yield Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.17	10.17	1,799	18,304	0.69%	0.69%	6.01%
	2024		0.20%	0.20%	14.08	14.08	1,227	17,280	6.45%	6.45%	6.45%
	2023		0.20%	0.20%	13.22	13.22	1,269	16,777	12.44%	12.44%	6.80%
	2022		0.20%	0.20%	11.76	11.76	1,324	15,569	-11.59%	-11.59%	6.17%
	2021		0.20%	0.20%	13.30	13.30	1,379	18,346	4.71%	4.71%	9.66%

LVIP Nomura Mid Cap Value Fund - Standard Class	2023		0.20%	0.20%	35.50	35.50	749	26,596	11.02%	11.02%	1.77%
	2022		0.20%	0.20%	31.97	31.97	666	21,310	-9.05%	-9.05%	1.85%
	2021		0.20%	0.20%	35.16	35.16	440	15,454	31.64%	31.64%	2.19%

LVIP Nomura Social Awareness Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.27	10.27	2,170	22,285	-0.77%	-0.77%	0.74%
	2024		0.20%	0.20%	32.60	32.60	609	19,839	20.83%	20.83%	0.85%
	2023		0.20%	0.20%	26.98	26.98	623	16,802	29.90%	29.90%	1.03%
	2022		0.20%	0.20%	20.77	20.77	639	13,279	-19.89%	-19.89%	1.14%
	2021		0.20%	0.20%	25.92	25.92	657	17,021	26.15%	26.15%	0.84%

LVIP Nomura U.S. Growth Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.32	10.32	22,237	229,515	-0.66%	-0.66%	0.00%
	2024		0.20%	0.20%	41.44	41.44	4,648	192,623	33.80%	33.80%	0.00%
	2023		0.20%	0.20%	30.97	30.97	4,792	148,428	48.05%	48.05%	0.00%
	2022		0.20%	0.20%	20.92	20.92	4,985	104,286	-27.81%	-27.81%	0.00%
	2021		0.20%	0.20%	28.98	28.98	5,179	150,077	17.86%	17.86%	0.00%

LVIP Nomura U.S. REIT Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.05	10.05	5,019	50,440	0.91%	0.91%	2.94%
	2024		0.20%	0.20%	16.83	16.83	3,107	52,291	7.66%	7.66%	2.36%
	2023		0.20%	0.20%	15.63	23.14	4,332	75,825	12.35%	12.35%	3.48%
	2022		0.20%	0.20%	13.91	20.59	4,451	68,811	-25.45%	-25.45%	3.28%
	2021		0.20%	0.20%	18.66	27.62	4,422	90,071	42.78%	42.78%	3.03%

LVIP SSGA Bond Index Fund - Standard Class	2025		0.00%	0.00%	15.57	15.57	2,428	37,803	6.80%	6.80%	3.39%
	2024		0.00%	0.00%	14.58	14.58	2,163	31,530	1.05%	1.05%	0.37%
	2023		0.00%	0.20%	11.53	14.43	198,805	2,298,114	5.09%	5.30%	2.83%
	2022		0.20%	0.20%	10.97	10.97	199,695	2,196,742	-13.62%	-13.62%	2.18%
	2021		0.20%	0.20%	12.71	12.71	198,636	2,523,698	-2.17%	-2.17%	1.93%

LVIP SSGA International Index Fund - Standard Class	2025		0.00%	0.00%	20.49	20.49	8,138	166,780	31.18%	31.18%	3.52%
	2024		0.00%	0.00%	15.62	15.62	10,832	169,213	3.22%	3.22%	1.37%
	2023		0.00%	0.20%	15.14	21.43	41,109	784,035	17.34%	17.57%	2.76%
	2022		0.00%	0.20%	12.87	18.26	56,901	889,722	-14.49%	-14.32%	4.25%
	2021		0.00%	0.20%	15.02	21.36	64,315	1,135,421	10.83%	11.06%	2.49%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2025		0.00%	0.00%	26.43	26.43	32,854	868,367	7.13%	7.13%	1.16%
	2024		0.00%	0.00%	24.67	24.67	34,805	858,678	13.55%	13.55%	0.79%
	2023		0.00%	0.20%	21.33	21.73	64,848	1,397,056	15.82%	16.05%	1.32%
	2022		0.00%	0.20%	18.41	18.72	76,442	1,421,505	-13.57%	-13.40%	1.35%
	2021		0.00%	0.20%	21.31	21.62	86,000	1,848,906	24.12%	24.37%	1.06%

LVIP SSGA S&P 500 Index Fund - Standard Class	2025		0.00%	0.00%	73.81	73.81	27,890	2,058,409	17.60%	17.60%	1.10%
	2024		0.00%	0.00%	62.76	62.76	24,054	1,509,672	24.73%	24.73%	0.72%
	2023		0.00%	0.20%	47.92	50.32	42,685	2,094,388	25.76%	26.01%	1.39%
	2022		0.00%	0.20%	38.10	39.93	48,819	1,905,735	-18.47%	-18.31%	1.55%
	2021		0.00%	0.20%	46.74	48.88	41,348	1,974,683	28.17%	28.42%	1.28%

LVIP SSGA Small-Cap Index Fund - Standard Class	2025		0.00%	0.00%	35.56	35.56	10,976	390,265	12.46%	12.46%	1.15%
	2024		0.00%	0.00%	31.62	31.62	9,241	292,182	11.14%	11.14%	1.08%
	2023		0.00%	0.20%	28.45	31.67	15,387	461,238	16.27%	16.50%	1.18%
	2022		0.00%	0.20%	24.42	27.24	17,569	452,121	-20.94%	-20.78%	1.33%
	2021		0.00%	0.20%	30.82	34.45	10,162	338,128	14.33%	14.56%	0.76%

LVIP Structured Moderate Allocation Fund - Standard Class	2025	10/31/2025	0.10%	0.10%	10.26	10.26	3,985	40,874	0.70%	0.70%	2.47%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022	5/11/2022	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.29%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2025	12/8/2025	0.10%	0.10%	10.22	10.22	11,759	120,199	-1.66%	-1.66%	0.00%
	2024		0.20%	0.20%	32.85	32.85	3,367	110,626	23.42%	23.42%	0.23%
	2023		0.20%	0.20%	26.62	43.82	4,667	145,353	20.93%	20.93%	0.03%
	2022		0.20%	0.20%	22.01	36.24	4,681	119,598	-24.67%	-24.67%	0.02%
	2021		0.20%	0.20%	29.22	48.11	4,647	155,671	13.62%	13.62%	0.01%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2025		0.00%	0.00%	56.38	56.38	9,722	548,149	16.47%	16.47%	1.15%
	2024		0.00%	0.00%	48.41	48.41	4,950	239,631	22.10%	22.10%	1.17%
	2023		0.00%	0.00%	39.65	39.65	3,562	141,227	25.22%	25.22%	1.36%
	2022	5/11/2022	0.00%	0.00%	31.66	31.66	3,261	103,260	-0.69%	-0.69%	0.97%

MFS® VIT Mid Cap Growth Series - Initial Class	2025		0.00%	0.00%	20.99	20.99	3,072	64,488	3.66%	3.66%	0.00%
	2024		0.00%	0.00%	20.25	20.25	1,661	33,632	14.72%	14.72%	0.00%
	2023		0.00%	0.00%	17.65	17.65	3,550	62,664	21.32%	21.32%	0.00%
	2022	5/11/2022	0.00%	0.00%	14.55	14.55	2,271	33,043	2.79%	2.79%	0.00%

MFS® VIT New Discovery Series - Initial Class	2025		0.00%	0.00%	27.04	27.04	1,686	45,586	12.96%	12.96%	0.00%
	2024		0.00%	0.00%	23.93	23.93	1,186	28,377	6.72%	6.72%	0.00%
	2023	1/13/2023	0.00%	0.00%	22.43	22.43	918	20,576	7.03%	7.03%	0.00%

MFS® VIT Total Return Series - Initial Class	2025	12/8/2025	0.10%	0.10%	10.32	10.32	48,175	497,034	1.52%	1.52%	2.73%
	2024		0.20%	0.20%	18.97	18.97	24,231	459,632	7.54%	7.54%	2.59%
	2023		0.20%	0.20%	17.64	25.12	29,301	549,951	10.22%	10.22%	2.06%
	2022		0.20%	0.20%	16.00	22.79	30,006	509,932	-9.76%	-9.76%	1.16%
	2021		0.00%	0.20%	17.73	30.02	52,499	1,236,165	13.89%	14.12%	1.80%

MFS® VIT Utilities Series - Initial Class	2025	12/8/2025	0.10%	0.10%	9.71	9.71	6,417	62,283	0.98%	0.98%	2.92%
	2024		0.20%	0.20%	17.78	17.78	3,120	55,484	11.44%	11.44%	2.32%
	2023		0.20%	0.20%	15.96	15.96	3,193	50,957	-2.30%	-2.30%	3.55%
	2022		0.20%	0.20%	16.34	16.34	3,275	53,509	0.55%	0.55%	2.42%
	2021		0.20%	0.20%	16.25	16.25	3,357	54,538	13.86%	13.86%	1.75%

MFS® VIT III Mid Cap Value Portfolio - Initial Class	2025		0.00%	0.00%	23.32	23.32	334	7,783	5.98%	5.98%	1.13%
	2024		0.00%	0.00%	22.00	22.00	5,637	124,020	13.75%	13.75%	1.26%
	2023		0.00%	0.00%	19.34	19.34	4,594	88,851	12.73%	12.73%	1.88%
	2022	5/11/2022	0.00%	0.00%	17.16	17.16	3,274	56,173	2.18%	2.18%	1.06%

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2025	12/8/2025	0.10%	0.10%	10.01	10.01	19,306	193,238	-3.57%	-3.57%	0.00%
	2024		0.20%	0.20%	28.53	28.53	6,608	188,530	23.77%	23.77%	0.00%
	2023		0.20%	0.35%	23.05	34.47	8,114	202,051	17.73%	17.91%	0.00%
	2022		0.20%	0.35%	19.55	29.28	8,394	177,463	-28.98%	-28.88%	0.00%
	2021		0.20%	0.35%	27.48	41.22	8,661	257,471	12.60%	12.77%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.73%
	2023		0.35%	0.35%	28.85	28.85	1,239	35,747	10.61%	10.61%	1.05%
	2022		0.35%	0.35%	26.08	26.08	1,293	33,728	-10.07%	-10.07%	0.60%
	2021		0.35%	0.35%	29.00	29.00	1,330	38,562	32.34%	32.34%	0.62%

Nomura VIP Emerging Markets Series - Standard Class	2025		0.00%	0.10%	20.60	47.65	6,423	96,371	81.08%	81.26%	1.59%
	2024		0.00%	0.20%	12.80	26.29	4,249	60,214	4.88%	5.09%	3.07%
	2023		0.00%	0.20%	12.21	25.01	21,321	340,299	13.57%	13.79%	1.67%
	2022		0.00%	0.20%	10.75	21.98	22,252	311,821	-27.73%	-27.58%	4.27%
	2021		0.00%	0.20%	14.87	30.36	18,508	358,029	-3.03%	-2.84%	0.36%

Nomura VIP Small Cap Value Series - Standard Class	2025		0.00%	0.10%	13.54	48.32	27,951	461,203	8.06%	8.16%	1.31%
	2024		0.00%	0.20%	20.60	44.68	17,130	437,874	11.10%	11.32%	1.35%
	2023		0.00%	0.20%	18.54	40.13	16,753	395,063	9.22%	9.44%	0.94%
	2022		0.00%	0.20%	16.98	36.67	16,755	348,433	-12.26%	-12.09%	0.68%
	2021		0.00%	0.20%	19.35	41.71	15,812	340,809	34.15%	34.42%	0.82%

PIMCO VIT Real Return Portfolio - Administrative Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.19%
	2023		0.20%	0.20%	11.48	11.48	4,960	56,959	3.46%	3.46%	2.89%
	2022		0.20%	0.20%	11.10	11.10	6,409	71,139	-12.07%	-12.07%	7.49%
	2021		0.20%	0.20%	12.62	12.62	14,113	178,165	5.38%	5.38%	4.90%

T. Rowe Price Equity Income Portfolio	2025	5/23/2025	0.00%	0.00%	43.85	43.85	685	30,020	12.66%	12.66%	1.36%

Templeton Global Bond VIP Fund - Class 1	2025	12/8/2025	0.10%	0.10%	10.07	10.07	29,327	295,346	0.79%	0.79%	0.00%
	2024		0.20%	0.20%	8.10	8.10	32,163	260,552	-11.31%	-11.31%	0.00%
	2023		0.20%	0.20%	9.13	9.13	32,922	300,697	2.99%	2.99%	0.00%
	2022		0.20%	0.20%	8.87	8.87	33,818	299,917	-5.04%	-5.04%	0.00%
	2021		0.20%	0.20%	9.34	9.34	34,726	324,310	-4.81%	-4.81%	0.00%

Templeton Growth VIP Fund - Class 1	2025	12/8/2025	0.10%	0.10%	10.35	10.35	957	9,907	1.04%	1.04%	1.10%
	2024		0.20%	0.20%	13.86	13.86	591	8,184	5.49%	5.49%	1.16%
	2023		0.20%	0.20%	13.14	13.14	605	7,947	20.99%	20.99%	3.51%
	2022		0.20%	0.20%	10.86	10.86	621	6,744	-11.50%	-11.50%	0.52%
	2021		0.20%	0.20%	12.27	12.27	638	7,824	5.06%	5.06%	1.30%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2025:

Subaccount	Aggregate Cost of Purchases ($)	Aggregate Proceeds from Sales ($)

AB VPS Discovery Value Portfolio - Class A	888	280
AB VPS International Value Portfolio - Class A	866	963
AB VPS Relative Value Portfolio - Class A	47,979	14,058
AB VPS Sustainable Global Thematic Portfolio - Class A	29,021	6,155
American Funds® IS American High-Income Trust - Class 2	367	145
American Funds® IS Global Growth Fund - Class 2	28,847	6,243
American Funds® IS Global Small Capitalization Fund - Class 2	231	260
American Funds® IS Growth Fund - Class 2	1,615,575	1,631,013
American Funds® IS Growth-Income Fund - Class 2	96,192	333,995
American Funds® IS International Fund - Class 2	3,936	12,267
American Funds® IS U.S. Government Securities Fund - Class 2	1,578	868
DWS Equity 500 Index VIP Portfolio - Class A	86,541	38,325
DWS Small Cap Index VIP Portfolio - Class A	8,042	4,765
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	11,877	4,500
Fidelity® VIP Contrafund® Portfolio - Service Class	59,191	13,568
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	11,491	14,425
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	13,029	2,634
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	573,316	322,657
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	31,478	4,573
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	8,056	6,309
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	36,972	18,564
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	5,769	191
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	3,588	2,922
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	11,956	12,566
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	38,773	77,593
Fidelity® VIP Mid Cap Portfolio - Service Class	6,691	13,179
Fidelity® VIP Overseas Portfolio - Service Class	232,063	173,912
Franklin Mutual Shares VIP Fund - Class 1	5,603	11,270
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	23,362	54,032
Janus Henderson Balanced Portfolio - Service Shares	44,854	12,676
LVIP American Century Disciplined Core Value Fund - Standard Class II	253	382
LVIP American Century Inflation Protection Fund - Service Class	2,366	1,107
LVIP American Century International Fund - Standard Class II	1,167	2,934
LVIP Baron Growth Opportunities Fund - Service Class	14,520	3,031
LVIP Baron Growth Opportunities Fund - Standard Class	9,183	2,116
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	799	356
LVIP BlackRock Equity Dividend Fund - Standard Class	17,407	5,075
LVIP BlackRock Global Allocation Fund - Standard Class	4,027	10,695
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,346	517
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	28,842	10,527
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	3,214	2,142
LVIP Franklin Templeton Core Bond Fund - Standard Class	33,594	37,981
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	151	155
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,469	568
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	117	60
LVIP Government Money Market Fund - Standard Class	2,651,260	4,026,633
LVIP JPMorgan Short Duration Bond Fund - Standard Class	8,031	5,505
LVIP Macquarie Wealth Builder Fund - Standard Class	10,366	41,353
LVIP Mondrian International Value Fund - Standard Class	8,689	4,879
LVIP Nomura High Yield Fund - Standard Class	1,070	554
LVIP Nomura Social Awareness Fund - Standard Class	1,870	511
LVIP Nomura U.S. Growth Fund - Standard Class	22,572	5,970
LVIP Nomura U.S. REIT Fund - Standard Class	1,505	2,344
LVIP SSGA Bond Index Fund - Standard Class	38,074	33,018
LVIP SSGA International Index Fund - Standard Class	111,959	146,885
LVIP SSGA Mid-Cap Index Fund - Standard Class	638,094	619,566
LVIP SSGA S&P 500 Index Fund - Standard Class	1,159,519	804,437
LVIP SSGA Small-Cap Index Fund - Standard Class	417,485	343,554
LVIP Structured Moderate Allocation Fund - Standard Class	41,919	468
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	17,455	2,575
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	691,808	226,826
MFS® VIT Mid Cap Growth Series - Initial Class	88,487	50,175
MFS® VIT New Discovery Series - Initial Class	71,883	58,731
MFS® VIT Total Return Series - Initial Class	47,783	13,246
MFS® VIT Utilities Series - Initial Class	2,525	1,445
MFS® VIT III Mid Cap Value Portfolio - Initial Class	94,506	203,590
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	25,518	5,601
Nomura VIP Emerging Markets Series - Standard Class	3,676	10,475
Nomura VIP Small Cap Value Series - Standard Class	200,619	176,890
T. Rowe Price Equity Income Portfolio	43,015	12,863
Templeton Global Bond VIP Fund - Class 1	—	6,856
Templeton Growth VIP Fund - Class 1	760	235

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2025:

Subaccount	Shares Owned	Net Asset Value ($)	Fair Value of Shares ($)	Cost of Shares ($)

AB VPS Discovery Value Portfolio - Class A	456	16.59	7,560	7,562
AB VPS International Value Portfolio - Class A	1,815	20.92	37,971	36,955
AB VPS Relative Value Portfolio - Class A	17,092	31.74	542,485	538,042
AB VPS Sustainable Global Thematic Portfolio - Class A	7,252	32.83	238,086	240,551
American Funds® IS American High-Income Trust - Class 2	635	9.08	5,769	6,037
American Funds® IS Global Growth Fund - Class 2	6,031	38.11	229,847	230,622
American Funds® IS Global Small Capitalization Fund - Class 2	506	19.04	9,628	9,704
American Funds® IS Growth Fund - Class 2	17,484	138.80	2,426,760	2,215,740
American Funds® IS Growth-Income Fund - Class 2	122	66.28	8,065	8,123
American Funds® IS International Fund - Class 2	5,608	22.22	124,616	120,034
American Funds® IS U.S. Government Securities Fund - Class 2	3,817	9.76	37,255	38,358
DWS Equity 500 Index VIP Portfolio - Class A	28,889	32.55	940,338	937,764
DWS Small Cap Index VIP Portfolio - Class A	8,139	15.02	122,248	124,039
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	10,289	17.39	178,921	182,149
Fidelity® VIP Contrafund® Portfolio - Service Class	6,647	59.33	394,356	441,519
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	647	17.18	11,119	10,524
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	62,633	17.61	1,102,970	1,015,322
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	962	30.04	28,909	27,172
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	225	29.68	6,671	6,220
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	1,746	30.56	53,370	48,672
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	358	15.55	5,559	5,578
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	658	15.20	10,007	8,712
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	3,282	11.18	36,692	36,607
Fidelity® VIP Mid Cap Portfolio - Service Class	949	36.79	34,899	34,476
Fidelity® VIP Overseas Portfolio - Service Class	10,166	27.32	277,745	278,439
Franklin Mutual Shares VIP Fund - Class 1	1,728	16.60	28,683	28,709
Janus Henderson Balanced Portfolio - Service Shares	16,838	59.48	1,001,546	552,292
LVIP American Century Disciplined Core Value Fund - Standard Class II	1,655	9.68	16,022	16,107
LVIP American Century Inflation Protection Fund - Service Class	3,606	9.04	32,586	34,948
LVIP American Century International Fund - Standard Class II	8,119	12.25	99,411	100,266
LVIP Baron Growth Opportunities Fund - Service Class	1,935	59.56	115,230	112,197
LVIP Baron Growth Opportunities Fund - Standard Class	1,214	63.18	76,716	74,685
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	704	22.08	15,543	15,630
LVIP BlackRock Equity Dividend Fund - Standard Class	6,149	25.78	158,518	160,229
LVIP BlackRock Global Allocation Fund - Standard Class	2,048	13.56	27,779	24,174
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	398	55.54	22,118	22,305
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	7,350	51.82	380,906	384,384
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	8,580	8.90	76,361	79,215
LVIP Franklin Templeton Core Bond Fund - Standard Class	45,003	11.66	524,778	590,630
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	450	12.91	5,817	5,948
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,628	14.17	23,073	23,463
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	172	14.38	2,478	2,525
LVIP Government Money Market Fund - Standard Class	411,287	10.00	4,112,869	4,112,870
LVIP JPMorgan Short Duration Bond Fund - Standard Class	22,710	9.42	213,999	221,009
LVIP Mondrian International Value Fund - Standard Class	6,476	21.26	137,640	141,277
LVIP Nomura High Yield Fund - Standard Class	4,215	4.34	18,304	19,225
LVIP Nomura Social Awareness Fund - Standard Class	397	56.09	22,285	22,678
LVIP Nomura U.S. Growth Fund - Standard Class	15,942	14.40	229,515	231,029
LVIP Nomura U.S. REIT Fund - Standard Class	3,744	13.47	50,440	51,489
LVIP SSGA Bond Index Fund - Standard Class	3,745	10.09	37,803	37,746
LVIP SSGA International Index Fund - Standard Class	12,564	13.27	166,780	146,001
LVIP SSGA Mid-Cap Index Fund - Standard Class	67,373	12.89	868,367	857,849
LVIP SSGA S&P 500 Index Fund - Standard Class	61,073	33.70	2,058,409	1,813,785
LVIP SSGA Small-Cap Index Fund - Standard Class	11,211	34.81	390,265	368,171
LVIP Structured Moderate Allocation Fund - Standard Class	3,180	12.86	40,874	41,696
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,882	30.97	120,199	125,817
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	21,907	25.02	548,149	672,058
MFS® VIT Mid Cap Growth Series - Initial Class	8,081	7.98	64,488	69,645
MFS® VIT New Discovery Series - Initial Class	2,922	15.60	45,586	42,889
MFS® VIT Total Return Series - Initial Class	21,304	23.33	497,034	489,577
MFS® VIT Utilities Series - Initial Class	1,651	37.73	62,283	61,675
MFS® VIT III Mid Cap Value Portfolio - Initial Class	770	10.11	7,783	7,846
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	6,666	28.99	193,238	200,370
Nomura VIP Emerging Markets Series - Standard Class	2,409	40.00	96,371	77,148
Nomura VIP Small Cap Value Series - Standard Class	11,507	40.08	461,203	451,929
T. Rowe Price Equity Income Portfolio	1,038	28.91	30,020	30,585
Templeton Global Bond VIP Fund - Class 1	21,096	14.00	295,346	293,025
Templeton Growth VIP Fund - Class 1	683	14.51	9,907	9,804

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2025, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	365	(8)	357
AB VPS International Value Portfolio - Class A	1,374	(35)	1,339
AB VPS Relative Value Portfolio - Class A	32,946	(287)	32,659
AB VPS Sustainable Global Thematic Portfolio - Class A	14,545	(130)	14,415
American Funds® IS American High-Income Trust - Class 2	229	(5)	224
American Funds® IS Global Growth Fund - Class 2	15,205	(118)	15,087
American Funds® IS Global Small Capitalization Fund - Class 2	419	(9)	410
American Funds® IS Growth Fund - Class 2	55,635	(18,155)	37,480
American Funds® IS Growth-Income Fund - Class 2	2,173	(5,474)	(3,301)
American Funds® IS International Fund - Class 2	3,819	(911)	2,908
American Funds® IS U.S. Government Securities Fund - Class 2	557	(43)	514
DWS Equity 500 Index VIP Portfolio - Class A	67,401	(1,470)	65,931
DWS Small Cap Index VIP Portfolio - Class A	6,277	(148)	6,129
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	8,187	(147)	8,040
Fidelity® VIP Contrafund® Portfolio - Service Class	28,978	(216)	28,762
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	547	(651)	(104)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	833	(164)	669
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	21,441	(13,590)	7,851
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,837	(285)	1,552
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	251	(199)	52
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	1,865	(1,042)	823
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	281	(10)	271
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	158	(161)	(3)
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	783	(783)	—
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	2,921	(6,192)	(3,271)
Fidelity® VIP Mid Cap Portfolio - Service Class	144	(993)	(849)
Fidelity® VIP Overseas Portfolio - Service Class	7,788	(5,806)	1,982
Franklin Mutual Shares VIP Fund - Class 1	77	(875)	(798)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	1,018	(2,304)	(1,286)
Janus Henderson Balanced Portfolio - Service Shares	—	(275)	(275)
LVIP American Century Disciplined Core Value Fund - Standard Class II	914	(9)	905
LVIP American Century Inflation Protection Fund - Service Class	560	(50)	510
LVIP American Century International Fund - Standard Class II	3,844	(116)	3,728
LVIP Baron Growth Opportunities Fund - Service Class	5,984	(72)	5,912
LVIP Baron Growth Opportunities Fund - Standard Class	4,075	(49)	4,026
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	787	(9)	778
LVIP BlackRock Equity Dividend Fund - Standard Class	8,300	(155)	8,145
LVIP BlackRock Global Allocation Fund - Standard Class	78	(825)	(747)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,485	(9)	1,476
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	26,314	(174)	26,140
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	1,446	(102)	1,344
LVIP Franklin Templeton Core Bond Fund - Standard Class	1,979	(3,186)	(1,207)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	197	(6)	191
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	885	(19)	866
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	89	(2)	87
LVIP Government Money Market Fund - Standard Class	202,164	(318,069)	(115,905)
LVIP JPMorgan Short Duration Bond Fund - Standard Class	3,913	(231)	3,682
LVIP Macquarie Wealth Builder Fund - Standard Class	—	(2,361)	(2,361)
LVIP Mondrian International Value Fund - Standard Class	5,587	(208)	5,379
LVIP Nomura High Yield Fund - Standard Class	595	(23)	572
LVIP Nomura Social Awareness Fund - Standard Class	1,569	(8)	1,561
LVIP Nomura U.S. Growth Fund - Standard Class	17,666	(77)	17,589
LVIP Nomura U.S. REIT Fund - Standard Class	2,012	(100)	1,912
LVIP SSGA Bond Index Fund - Standard Class	2,454	(2,189)	265
LVIP SSGA International Index Fund - Standard Class	5,882	(8,576)	(2,694)
LVIP SSGA Mid-Cap Index Fund - Standard Class	23,450	(25,401)	(1,951)
LVIP SSGA S&P 500 Index Fund - Standard Class	16,549	(12,713)	3,836
LVIP SSGA Small-Cap Index Fund - Standard Class	12,499	(10,764)	1,735
LVIP Structured Moderate Allocation Fund - Standard Class	3,988	(3)	3,985
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	8,430	(38)	8,392
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	9,427	(4,655)	4,772
MFS® VIT Mid Cap Growth Series - Initial Class	3,867	(2,456)	1,411
MFS® VIT New Discovery Series - Initial Class	2,891	(2,391)	500
MFS® VIT Total Return Series - Initial Class	24,306	(362)	23,944
MFS® VIT Utilities Series - Initial Class	3,338	(41)	3,297
MFS® VIT III Mid Cap Value Portfolio - Initial Class	3,880	(9,183)	(5,303)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	12,800	(102)	12,698
Nomura VIP Emerging Markets Series - Standard Class	2,926	(752)	2,174
Nomura VIP Small Cap Value Series - Standard Class	15,549	(4,728)	10,821
T. Rowe Price Equity Income Portfolio	996	(311)	685
Templeton Global Bond VIP Fund - Class 1	—	(2,836)	(2,836)
Templeton Growth VIP Fund - Class 1	374	(8)	366

LLANY Separate Account S For Flexible Premium Variable Life Insurance
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	—	(13)	(13)
AB VPS International Value Portfolio - Class A	—	(64)	(64)
AB VPS Relative Value Portfolio - Class A	—	(500)	(500)
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(240)	(240)
American Funds® IS American High-Income Trust - Class 2	—	(9)	(9)
American Funds® IS Global Growth Fund - Class 2	—	(205)	(205)
American Funds® IS Global Small Capitalization Fund - Class 2	—	(14)	(14)
American Funds® IS Growth Fund - Class 2	56,213	(55,032)	1,181
American Funds® IS Growth-Income Fund - Class 2	7,031	(6,584)	447
American Funds® IS International Fund - Class 2	13,036	(31,384)	(18,348)
American Funds® IS U.S. Government Securities Fund - Class 2	—	(72)	(72)
BlackRock Equity Dividend V.I. Fund - Class I	—	(3,412)	(3,412)
ClearBridge Variable Small Cap Growth Portfolio - Class I	4,970	(8,286)	(3,316)
DWS Equity 500 Index VIP Portfolio - Class A	1,603	(3,372)	(1,769)
DWS Small Cap Index VIP Portfolio - Class A	—	(2,162)	(2,162)
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	—	(247)	(247)
Fidelity® VIP Contrafund® Portfolio - Service Class	—	(352)	(352)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	327	(323)	4
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	49,113	(38,530)	10,583
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	173	(22)	151
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	2,813	(2,089)	724
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	810	(692)	118
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	46,964	(127,244)	(80,280)
Fidelity® VIP Mid Cap Portfolio - Service Class	1,177	(524)	653
Fidelity® VIP Overseas Portfolio - Service Class	13,688	(14,280)	(592)
Franklin Mutual Shares VIP Fund - Class 1	917	(527)	390
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	5,016	(4,709)	307
Janus Henderson Balanced Portfolio - Service Shares	—	(309)	(309)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	58,205	(79,784)	(21,579)
LVIP American Century Disciplined Core Value Fund - Standard Class II	—	(15)	(15)
LVIP American Century Inflation Protection Fund - Service Class	—	(90)	(90)
LVIP American Century International Fund - Standard Class II	—	(181)	(181)
LVIP Baron Growth Opportunities Fund - Service Class	—	(126)	(126)
LVIP Baron Growth Opportunities Fund - Standard Class	—	(91)	(91)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	(17)	(17)
LVIP BlackRock Equity Dividend Fund - Standard Class	11,822	(17,615)	(5,793)
LVIP BlackRock Global Allocation Fund - Standard Class	717	(576)	141
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(16)	(16)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	—	(304)	(304)
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	—	(190)	(190)
LVIP Franklin Templeton Core Bond Fund - Standard Class	1,347	(6,916)	(5,569)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	(10)	(10)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(36)	(36)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(4)	(4)
LVIP Government Money Market Fund - Standard Class	623,537	(553,353)	70,184
LVIP JPMorgan High Yield Fund - Standard Class	21,166	(53,104)	(31,938)
LVIP JPMorgan Retirement Income Fund - Standard Class	20	(5,601)	(5,581)
LVIP JPMorgan Short Duration Bond Fund - Standard Class	—	(441)	(441)
LVIP Macquarie Wealth Builder Fund - Standard Class	—	(60)	(60)
LVIP Mondrian International Value Fund - Standard Class	—	(312)	(312)
LVIP Nomura High Yield Fund - Standard Class	—	(42)	(42)
LVIP Nomura Mid Cap Value Fund - Standard Class	1,753	(2,502)	(749)
LVIP Nomura Social Awareness Fund - Standard Class	—	(14)	(14)
LVIP Nomura U.S. Growth Fund - Standard Class	—	(144)	(144)
LVIP Nomura U.S. REIT Fund - Standard Class	1,257	(2,482)	(1,225)
LVIP SSGA Bond Index Fund - Standard Class	33,807	(230,449)	(196,642)
LVIP SSGA International Index Fund - Standard Class	57,159	(87,436)	(30,277)
LVIP SSGA Mid-Cap Index Fund - Standard Class	97,451	(127,494)	(30,043)
LVIP SSGA S&P 500 Index Fund - Standard Class	116,417	(135,048)	(18,631)
LVIP SSGA Small-Cap Index Fund - Standard Class	40,738	(46,884)	(6,146)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,058	(4,358)	(1,300)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	9,740	(8,352)	1,388
MFS® VIT Mid Cap Growth Series - Initial Class	5,001	(6,890)	(1,889)
MFS® VIT New Discovery Series - Initial Class	4,116	(3,848)	268
MFS® VIT Total Return Series - Initial Class	6,868	(11,938)	(5,070)
MFS® VIT Utilities Series - Initial Class	—	(73)	(73)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	11,440	(10,397)	1,043
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(1,506)	(1,506)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(1,239)	(1,239)
Nomura VIP Emerging Markets Series - Standard Class	12,395	(29,467)	(17,072)
Nomura VIP Small Cap Value Series - Standard Class	11,692	(11,315)	377
PIMCO VIT Real Return Portfolio - Administrative Class	536	(5,496)	(4,960)
Templeton Global Bond VIP Fund - Class 1	—	(759)	(759)
Templeton Growth VIP Fund - Class 1	—	(14)	(14)
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life Insurance

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise LLANY Separate Account S for Flexible Premium Variable Life Insurance (“Variable Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Variable Account’s auditor since 2001.
Philadelphia, Pennsylvania
April 2, 2026

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS International Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Relative Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS American High-Income Trust - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS U.S. Government Securities Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
BlackRock Equity Dividend V.I. Fund - Class I			For the year ended December 31, 2024
ClearBridge Variable Small Cap Growth Portfolio - Class I			For the year ended December 31, 2024
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Asset Manager 50% Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2025	For the period from May 13, 2025 through December 31, 2025	For the period from May 13, 2025 (commencement of operations) through December 31, 2025
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2025	For the period from May 23, 2025 through December 31, 2025	For the period from May 23, 2025 (commencement of operations) through December 31, 2025
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from February 23, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	As of December 31, 2025	For the period from October 30, 2025 through December 31, 2025	For the period from October 30, 2025 (commencement of operations) through December 31, 2025
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class		For the period from May 13, 2025 through December 31, 2025	For the period from May 13, 2025 (commencement of operations) through December 31, 2025
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Main Street Small Cap Fund®- Series I Shares		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class			For the year ended December 31, 2024
LVIP American Century Disciplined Core Value Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Inflation Protection Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century International Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Government Money Market Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan High Yield Fund - Standard Class			For the year ended December 31, 2024
LVIP JPMorgan Retirement Income Fund - Standard Class			For the year ended December 31, 2024
LVIP JPMorgan Short Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Macquarie Wealth Builder Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025.
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Mid Cap Value Fund - Standard Class			For the year ended December 31, 2024
LVIP Nomura Social Awareness Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2025	For the period from October 31, 2025 through December 31, 2025	For the period from October 31, 2025 (commencement of operations) through December 31, 2025
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT III Mid Cap Value Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Mid Cap Growth Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class			For the year ended December 31, 2024
Nomura VIP Emerging Markets Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Value Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Real Return Portfolio - Administrative Class			For the year ended December 31, 2024
T. Rowe Price Equity Income Portfolio	As of December 31, 2025	For the period from May 23, 2025 through December 31, 2025	For the period from May 23, 2025 (commencement of operations) through December 31, 2025
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Growth VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025